UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Authentidate Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT,

SUBJECT TO COMPLETION DATED APRIL 2, 2015

AUTHENTIDATE HOLDING CORP.

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, NJ 07922

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 28, 2015

To the Stockholders of

AUTHENTIDATE HOLDING CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AUTHENTIDATE HOLDING CORP. will be held at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, New Jersey 07922 on May 28, 2015 at 10:00 a.m., Eastern time. The Annual Meeting of Stockholders is being held for the purpose of:

1.	Electing seven (7) directors to Authentidate’s board of directors;

2.	Holding a non-binding advisory vote on the compensation of our named executive officers;

3.	Ratifying the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015;

4.	Approving an amendment to our Amended Certificate of Incorporation to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 100,000,000 to 150,000,000 shares; and

5.	Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

The close of business on April 8, 2015 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting, it is important that your shares be represented and voted at the Annual Meeting. To ensure that your shares are represented and voted at the meeting, please either vote your shares electronically over the internet or by telephone, or if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please vote as promptly as possible in order to ensure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person. If you do attend the Annual Meeting, you may revoke any prior proxy and vote your shares in person if you wish to do so. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders on May 28, 2015

The Proxy Statement and our 2014 Annual Report to Stockholders

are available at: http://www.cstproxy.com/authentidate/2015

By Order of the Board of Directors,

Victor J. DiGioia, Secretary

Dated: April    , 2015

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE EITHER VOTE BY INTERNET OR TELEPHONE, OR IF YOU REQUESTED A PROXY CARD, COMPLETE, DATE AND SIGN THE PROXY CARD AND MAIL IT PROMPTLY TO ENSURE REPRESENTATION OF YOUR SHARES.

EXPLANATORY NOTE

The purposes of this revised proxy statement filed April     , 2015, are as follows:

i.	to reflect the postponement of the date of the 2015 Annual Meeting of Stockholders from February 26, 2015 to May 28, 2015;

ii.	to revise, to , 2015, the date of the Notice of 2015 Annual Meeting of Stockholders and the date stated on page 1 of the Proxy Statement, on or about which the Proxy Statement and the Notice of Annual Meeting of Stockholders and form of proxy card are first being provided to stockholders;

iii.	to include a new proposal (Proposal No. 4) seeking the approval of our stockholders of an amendment to our amended certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000;

vi.	to reflect our appointment on February 18, 2015 of Ian C. Bonnet to serve as our president and chief executive officer and the termination of our employment relationship on the same date with our former president and chief executive officer; and

v.	to reflect changes in the composition of our board of directors effective as of February 18, 2015, and consequent revisions to the slate of directors being proposed for election at the 2015 Annual Meeting of Stockholders, caused by the resignation of Mr. Benjamin from our board of directors and our election of Mr. Bonnet to the board of directors.

PRELIMINARY PROXY STATEMENT,

SUBJECT TO COMPLETION, DATED APRIL 2, 2015

AUTHENTIDATE HOLDING CORP.

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, NJ 07922

PROXY STATEMENT

for

Annual Meeting of Stockholders

To Be Held on May 28, 2015

AUTHENTIDATE HOLDING CORP., a Delaware corporation, is distributing and making available proxy materials, including this proxy statement, to the holders of record of shares of its common stock as of April 8, 2015 in connection with the solicitation of proxies by the board of directors of Authentidate for use at the annual meeting of stockholders to be held at 10:00 a.m. (Eastern time) at the company’s corporate headquarters, located at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, New Jersey 07922 on May 28, 2015 and at any adjournment or postponement thereof. The proxy materials, including this proxy statement and our 2014 Annual Report, are being distributed and made available on or about April [    ], 2015.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On April 8, 2015 (the “Record Date”), there were issued and outstanding              shares of common stock, 28,000 shares of Series B Preferred Stock (the “Series B Preferred Stock”) and 665,000 shares of Series D Preferred Stock (the “Series D Preferred Stock”). Only holders of common stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Each share of common stock is entitled to one vote on each matter submitted to stockholders.

Shares of Authentidate’s common stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

1.	FOR the election of the seven (7) persons nominated by the board of directors;

2.	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC;

3.	FOR the ratification of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015;

4.	FOR the approval of the amendment to our Amended Certificate of Incorporation to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 100,000,000 to 150,000,000 shares; and

5.	FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

Notice of Internet Availability of Proxy Materials

We are furnishing proxy materials to our shareholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. On             , 2015, we mailed to our stockholders (other than those

who previously requested electronic delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability also instructs our stockholders on how to access their proxy card to vote through the internet or by telephone.

This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if a stockholder would prefer to receive printed proxy materials, the stockholder may follow the instructions included in the Notice of Internet Availability. If a stockholder has previously elected to receive our proxy materials electronically, that stockholder will continue to receive these materials via e-mail unless he or she elects otherwise.

Quorum

Under our bylaws, a majority of the shares of common stock outstanding and entitled to vote at the annual meeting as of the Record Date must be present at the meeting, either in person or by proxy, in order to hold the meeting and conduct business. This presence is called a quorum. Shares are counted as present at the meeting if you are present in person at the meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non-votes will be considered to be shares present at the meeting for purposes of determining whether there is a quorum.

A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you do not give instructions to your broker, bank, or nominee, it can vote your shares only with respect to discretionary items, but not with respect to non-discretionary items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker, bank or nominee may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give instructions to your broker, bank or nominee, the shares will be treated as broker non-votes.

Vote required

Election of directors (Proposal 1) is by plurality vote, with the seven nominees receiving the highest vote totals to be elected as directors of Authentidate. Broker non-votes and properly executed proxies marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated. As a result, the seven director nominees receiving the highest number of votes cast by stockholders present in person or represented by proxy at the annual meeting and entitled to vote at the annual meeting will be elected to our board of directors. Accordingly, votes that are withheld and broker non-votes will not affect the outcome of the election of directors.

The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the annual meeting is required to approve the advisory vote on executive compensation in Proposal 2. Because this vote is advisory and is not binding on our board of directors, our management resources and compensation committee, which is responsible for designing and administering our executive compensation program, will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate. Abstentions will have the same effect as voting against the resolution. Because broker non-votes are not counted as votes for or against this resolution, they will have no effect on the outcome of the vote.

Approval of the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal 2015 (Proposal 3) requires the affirmative vote by holders of at least a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote at the annual meeting. Accordingly, for this proposal, a properly executed proxy marked “abstain” with respect to any such matter will not be voted and will have the effect of a negative vote. Any broker non-votes will not have an effect on this proposal.

Approval of the proposal to amend our Amended Certificate of Incorporation (Proposal 4) requires the affirmative vote of stockholders holding a majority of the total outstanding shares of common stock of the company entitled to vote on this proposal. If you vote to “abstain” on Proposal 4, your shares will not be voted in favor of or against the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, voting to abstain will have the effect of voting against the proposal. Brokerage firms have authority to vote customers’ non-voted shares held by the firm in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as an “against” vote.

Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the annual meeting, unless a greater percentage is required either by law or by our amended certificate of incorporation or bylaws. If you abstain from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the annual meeting of stockholders. The board of directors is not currently aware of any such other matters. If any other matter does properly come before the annual meeting, the board intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment.

Shares held in Street Name

If you hold your shares in street name, you should have received a Notice of Internet Availability containing voting instructions from that organization rather than from us. Simply follow the voting directions provided by your broker, bank or nominee regarding how to instruct your broker, bank or nominee to ensure your vote is counted. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the internet. Please check with your broker or other nominee and follow the voting procedure your broker or other nominee provides to vote your shares. As discussed above, if you hold your shares in “street name” through a broker, bank or other nominee, then the broker, bank or nominee who holds your shares has the authority under the applicable stock exchange rules to vote only on certain items, referred to as discretionary items, if they have not received instructions from you. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange and on which your broker, bank or nominee may vote shares held in street name in the absence of your voting instructions. At this annual meeting, Proposal 3 and Proposal 4, are considered routine items and if your shares are held by your broker in “street name” and you do not vote your shares, your brokerage firm may vote your unvoted shares on both of these proposals.

Under the applicable stock exchange rules, brokers, banks and nominees may not exercise discretionary voting authority and may not vote your shares with respect to Proposals 1 or 2 unless you provide them with voting instructions. Thus, if you hold your shares in street name, you must give instructions to your broker, bank or nominee in order to vote your shares on these proposals.

Manner of Voting

Voting by Proxy – Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a “stockholder of record” and you may vote in person by attending the meeting, or by voting your shares by proxy over the internet or by telephone by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the proxy card delivered to you and returning it in the postage-paid envelope provided, or you may vote over the internet or by telephone pursuant to the instructions provided in the proxy card.

Instructions for voting via the internet, by telephone and by mail are summarized below.

By Internet—If you have internet access, you may submit your proxy by following the “Vote by Internet” instructions on the Notice of Internet Availability.

By Telephone—You may submit your proxy via telephone by following the “Vote by Telephone” instructions on the Notice of Internet Availability.

By Mail—You may request delivery of a physical proxy card and submit your proxy by signing your proxy card and mailing it in the postage-prepaid envelope provided to you.

If you are a stockholder of record, your shares will be voted in the manner that you indicate in your proxy card or via the internet or by telephone.

With respect to the election of directors (Proposal 1), you may either vote “FOR” all the nominees to the board or you may “WITHHOLD” your vote for any nominee you specify. For all other matters to be voted on at the annual meeting, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting.

If you sign and return your proxy card, or otherwise vote, but do not specify how you want to vote your shares, the persons named as proxy holders will vote your shares in accordance with the recommendations of the board of directors as described below under the caption “Recommendations of the Board of Directors”. If any other business properly comes before the stockholders for a vote at the annual meeting, or at any adjournments or any postponements of the meeting, your shares will be voted according to the discretion of the holders of the proxy.

Voting by Proxy – Street Name Holders

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Most beneficial owners whose stock is held in the name of a broker, bank or other nominee receive instructions for granting proxies from their brokers, banks or nominees, rather than our proxy card. Telephone and internet voting are available to stockholders owning shares through certain brokers, banks and nominees. You can vote your shares held through a broker, bank or nominee by following the voting instructions sent to you by that institution. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described above under the caption “Shares held in Street Name”.

Voting In Person at the Annual Meeting

If you choose to vote in person, you can attend the annual meeting and cast your vote in person. Whether or not a stockholder plans to attend the meeting, the stockholder should vote by proxy to ensure his or her vote is counted. A stockholder may still attend the meeting and vote in person if he or she has already voted by proxy. To vote in person, a stockholder of record may come to the meeting and we will provide the stockholder with a ballot. Stockholders who hold their shares through a broker, bank or nominee and wish to vote at the meeting must bring to the meeting a legal proxy from the broker, bank or nominee issued in the stockholder’s name and confirming their beneficial ownership of the shares to be voted.

Revocation of Proxies

Any proxy may be revoked at any time before it is voted at the annual meeting. A stockholder may revoke or change their votes on any matter by: (i) delivering a new proxy card bearing a later date to the company; (ii) notifying the Secretary of the company either in writing prior to the meeting or in person at the meeting; (iii) voting again via the telephone or internet; or (iv) attending the meeting and voting in person. If your stock is held in street name, you must follow the instructions of the broker, bank, or nominee as to how to change your vote. If you would like to obtain proxy materials or have any questions, you should refer to the instructions on the Notice of Internet Availability or contact the company at (908) 787-1700. Revocation is effective only upon receipt of such notice by our corporate secretary.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies by the board of directors. The board of directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of our common stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission, or SEC, we have elected to furnish our proxy materials, including this proxy statement, over the internet. Consequently, our stockholders generally will not receive paper copies of our proxy materials unless they request them. We will instead send a Notice of Internet Availability of Proxy Materials, to our stockholders of record with instructions for accessing the proxy materials and voting through the internet or by telephone. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability and to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy of the proxy materials may also be found in the Notice of Internet Availability.

Annual Report

The Annual Report to Stockholders for the fiscal year ended June 30, 2014, including financial statements, accompanies this proxy statement. Our principal executive offices are located at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922. Our telephone number is (908) 787-1700.

Recommendations of the Board of Directors

The recommendations of our board of directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our board of directors recommends a vote:

•	FOR election of the nominees of the board (see PROPOSAL 1);

•	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (see PROPOSAL 2);

•	FOR the ratification of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015 (see PROPOSAL 3); and

•	FOR the approval of the amendment to our Amended Certificate of Incorporation to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 100,000,000 to 150,000,000 shares (see PROPOSAL 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card or otherwise vote without indicating voting selections, the persons named as proxy holders will vote your shares in accordance with the recommendations of the board of directors.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities entitled to vote at this annual meeting are Authentidate’s common stock. Each share entitles its holder to one vote on each matter submitted to stockholders. As of the Record Date, there were [                    ] shares of common stock issued and outstanding. The following table sets forth certain information as of the Record Date, with respect to (i) each director and nominee, (ii) each of the named executive officers of the company listed in the Summary Compensation Table included in this proxy statement , (iii) all directors, nominees and executive officers as a group, and (iv) persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by us to be the beneficial owner of more than five percent of our common stock. Shares of common stock subject to options or warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.

	Common Stock
Name and Address of Beneficial Holder	Amount and Nature of Beneficial Ownership (++)		Percent of Class (#)
5% Stockholders

Lazarus Investment Partners LLLP 3200 Cherry Creek South Drive, Suite 670 Denver, Colorado 80209	14,718,035	(1)	—%

Directors and Executive Officers

Ian C. Bonnet c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	150,000	(2)	*

Charles C. Lucas III c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	392,207	(3)	*

J. David Luce c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	1,185,383	(4)	—%

Todd A. Borus, M.D. c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	428,305	(5)	*

Jeffrey Beunier c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	249,818	(6)	*

	Common Stock
Name and Address of Beneficial Holder	Amount and Nature of Beneficial Ownership (++)		Percent of Class (#)
Roy E. Beauchamp c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	87,873	(7)	*

Marc A. Horowitz c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	84,103	(8)	*

William A. Marshall c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	682,789	(9)	—%

O’Connell Benjamin c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	1,554,910	(10)	—%

All current nominees, directors and executive officers as a group(2)(3)(4)(5)(6)(7)(8)(9)	3,260,478		—%

++	Unless otherwise indicated below, each director, officer and 5% stockholder has sole voting and sole investment power with respect to all shares that it beneficially owns.
#	Based on the number of shares of common stock outstanding as of the Record Date.
*	Represents less than 1% of the issued and outstanding shares of common stock as of the Record Date.
(1)	Based on Schedule 13D/A filed by the listed stockholder on December 12, 2014 and subsequently filed reports on Form 4. The securities reported on this table as beneficially owned by Lazarus Management Company, LLC (“Lazarus Management”) are held by or for the benefit of Lazarus Investment Partners LLLP (“Lazarus Partners”). Includes warrants to purchase an aggregate of 6,233,636 shares of common stock and 1,842,113 shares of common stock which may be issued upon conversion of 200,000 shares of Series D preferred stock. Also includes 7,500 shares of common stock beneficially owned by Lazarus Macro Micro Partners LLLP; Lazarus Investment Partners LLLP holds no interest in these securities and Lazarus Management Company LLC and Justin B. Borus disclaims beneficial ownership except to the extent of their pecuniary interest therein. Lazarus Management, as the investment adviser and general partner of Lazarus Partners, and Justin B. Borus, as the managing member of Lazarus Management, may be deemed to beneficially own the securities held by Lazarus Partners for the purposes of Rule 13d-3 of the Securities Exchange Act of 1934, insofar as they may be deemed to have the power to direct the voting or disposition of those securities. Neither the filing of this report nor any of its contents shall be deemed to constitute an admission that Lazarus Management or Mr. Borus is, for any other purpose, the beneficial owner of any of the securities, and each of Lazarus Management and Mr. Borus disclaims beneficial ownership as to the securities, except to the extent of his or its pecuniary interests therein.
(2)	Excludes 100,000 unvested restricted stock units.
(3)	Includes vested options to purchase 387,207 shares of common stock.

(4)	Includes vested options to purchase 210,000 shares of common stock. Includes 697,154 shares of common stock owned by affiliated entities and 12,920 shares of common stock owned by his spouse. Excludes unvested options to purchase 125,000 shares of common stock. Excludes warrants to purchase an aggregate of 5,474,829 shares of common stock issued in connection with our issuances of secured notes during 2012 and our sale of Series D preferred stock, which are held by an entity affiliated with the reporting person and his spouse, which warrants contain a blocker provision under which the holder thereof does not have the right to exercise such warrants to the extent that such exercise would result in beneficial ownership by the holder thereof or any of its affiliates, of more than 4.99% of our common stock. Also excludes 2,440,799 shares of common stock issuable upon conversion of an aggregate of 265,000 shares of Series D preferred stock which were issued June 20, 2013 in our Series D preferred stock financing to an entity affiliated with the reporting person and his spouse, which securities contain a blocker provision under which the holder thereof does not have the right to convert such securities to the extent that such event would result in the holder or any of its affiliates acquiring more than 4.99% of our common stock.
(5)	Includes vested options to purchase 286,909 shares of common stock. Also includes warrants to purchase 35,982 shares of common stock and 23,026 shares of common stock issuable upon conversion of 2,500 shares of Series D preferred stock. Dr. Borus is the brother of the manager of the general partner of Lazarus Investment Partners, LLLP; however, Dr. Borus expressly disclaims beneficial ownership interest in our securities which are beneficially owned by Lazarus Investment Partners.
(6)	Includes vested options to purchase 170,873 shares of common stock.
(7)	Includes vested options to purchase 87,873 shares of common stock.
(8)	Includes vested options to purchase 84,103 shares of common stock.
(9)	Includes vested options to purchase 175,000 shares of common stock, warrants to purchase 225,167 shares of common stock and 92,106 shares of common stock issuable upon conversion of 10,000 shares of Series D preferred stock. Excludes unvested options to purchase 71,500 shares of common stock and 115,514 restricted stock units which are subject to vesting requirements.
(10)	Mr. Benjamin’s employment as our president and chief executive officer terminated, and he resigned as a member of the board, effective February 18, 2015. The information reported for Mr. Benjamin is based on information available to the company as of his termination date and may not reflect current beneficial ownership. Includes (i) vested options to purchase 636,110 shares of common stock, (ii) warrants to purchase an aggregate of 422,131 shares of common stock and (iii) 253,291 shares of common stock issuable upon conversion of 27,500 shares of Series D preferred stock. Excludes unvested options to purchase 185,307 shares of common stock and 128,843 restricted stock units, which are subject to vesting requirements. See the discussion under the caption “Payments Upon Termination or Change in Control – O’Connell Benjamin” for further information about the terms and conditions applicable to Mr. Benjamin’s unexercised stock options and unvested options and restricted stock units following the termination of his employment. Certain stock options and restricted stock units held by him are shown as unvested in the above table as the company is presently determining Mr. Benjamin’s rights with respect to such securities under the employment agreement we had entered into with him, dated November 25, 2014.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our by-laws provide that the number of persons on the board of directors shall be between three and fifteen persons, as determined by the board of directors. Our board of directors currently consists of seven members elected for a term of one year and until their successors are duly elected and qualified. Based on the recommendation of the Nominating and Corporate Governance Committee, our board of directors has nominated the seven persons listed below in the table captioned “Nominees and Executive Officers” for election to the board at this annual meeting to serve for a term of one year and until their successors are duly elected and qualified.

In November 2014, the board expanded its size to seven directors and elected Roy E. Beauchamp to serve as a director to serve for an initial term expiring at our annual meeting of stockholders to be held in 2015 and until his successor shall have been elected and qualified. Subsequently, on December 9, 2014, J. Edward Sheridan, who had served as a director since 1992, notified the board of directors that he decided to retire from board service, effective immediately. As described in greater detail below, on December 10, 2014, we entered into an agreement with Lazarus Investment Partners pursuant to which we granted them the right to nominate a second individual for election to our board. In accordance with the terms of this second agreement, Marc A. Horowitz was elected to our board of directors as of December 10, 2014. See “Summary of Lazarus Board Agreements”.

On February 18, 2015, effective immediately, we appointed Ian C. Bonnet as our new president and chief executive officer. Earlier on such date, O’Connell Benjamin’s employment as our president and chief executive officer terminated. Pursuant to the terms of Mr. Benjamin’s employment agreement with us, Mr. Benjamin also resigned from our board of directors on February 18, 2015.

The affirmative vote of a plurality of the outstanding shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote in the election of directors is required to elect the directors. All proxies received by the board of directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The board of directors knows of no reason to anticipate this will occur. All of the nominees for directors being voted upon at the annual meeting are directors standing for re-election and all such nominees, other than Messrs. Beauchamp, Horowitz and Bonnet, were elected by the stockholders at our 2014 annual meeting. With respect to the nominees that were recently elected by the board, Mr. Beauchamp was recommended to us for service by other current board members and Mr. Horowitz was designated by Lazarus Investment Partners pursuant to the agreement we entered into with them in December 2014. Mr. Bonnet was elected to our board in conjunction with his appointment as our chief executive officer and president in February 2015. Except in the event of unexpected or unusual circumstances, all nominees are expected to be present at the annual meeting of stockholders. During the annual meeting of stockholders held on May 1, 2014, all of our then serving directors were present.

All directors hold office until the next annual meeting of stockholders or until their successors are elected and qualify. Officers are elected annually by, and serve at the discretion of, the board of directors. There are no familial relationships between or among any of our officers or directors. Biographical information regarding the nominees for election as directors and our executive officers is included below. The following table sets forth certain information about our nominees for election to the board of directors and our current executive officers.

Nominees and Executive Officers

Name	Age	Office	Director Since
Nominees for Director
Charles C. Lucas III	52	Chairman of the Board of Directors	2012
J. David Luce	53	Vice Chairman of the Board	2003
Ian C. Bonnet.	45	Chief Executive Officer, President and Director	2015
Todd A. Borus, M.D.	41	Director	2011
Jeffrey A. Beunier.	41	Director	2013
Roy E. Beauchamp.	69	Director	2014
Marc A. Horowitz.	55	Director	2014

Other Executive Officer
William A. Marshall	62	Chief Financial Officer, Treasurer and Principal Accounting Officer	N/A

Business Experience of Nominees

Charles C. Lucas III was elected to our board of directors in December 2012 and was appointed as Chairman of the Board on May 1, 2014. He is currently the general counsel of Elevation LLC, a position he has held since January 2011. Elevation LLC is an institutional broker-dealer focused on macro-based research and agency execution. Prior to joining Elevation LLC, Mr. Lucas was a partner with The McAulay Firm, an executive search firm, from 1996 to December 2010. Prior to joining The McAulay Firm, Mr. Lucas engaged in the private practice of law with the firm of Robinson, Bradshaw & Hinson, P.A. Mr. Lucas received a Bachelor of Arts degree from the University of North Carolina and a Juris Doctor from the Duke University School of Law. Mr. Lucas is active in numerous civic and philanthropic organizations and since October 2004 has been a Trustee of The Duke Endowment and since 2008 has served on the Board of Visitors of Duke University School of Law. In addition, Mr. Lucas is a past and current member of the Board of Trustees of the University of North Carolina School of the Arts and has served as the Chairman of this Board since 2008.

J. David Luce joined our board of directors in February 2003. Following our annual meeting of stockholders on May 1, 2014, Mr. Luce was named Vice Chairman of the Board and served as Co-Chairman from June 25, 2013 until May 1, 2014. From 1990 to August 2009, Mr. Luce was a Senior Vice President of Fixed Income Sales with Barclays PLC (formerly Lehman Brothers). Prior to joining Lehman Brothers, Mr. Luce served as a Vice President, Fixed Income Sales, at Kidder Peabody. Subsequent to his departure from Barclays PLC, Mr. Luce acts as a fixed income portfolio manager at ICC Capital Management and during such time has provided advisory services to the fixed income departments at Elevation LLC and MIP Global, Inc. Mr. Luce graduated from Duke University in 1983 with a B.A. in Economics.

Ian C. Bonnet was appointed as our president and chief executive officer, and elected to our board, on February 18, 2015. Mr. Bonnet has twenty years of leadership and management experience in the healthcare industry spanning work with hospitals, health plans, technology companies, and government agencies. Mr. Bonnet was Vice President Exchange Execution and ICD-10 Execution at Anthem (formerly WellPoint) from April 2010 to October 2014. Prior to Anthem, he held leadership positions with Deloitte Consulting for over six years serving numerous clients while developing Deloitte’s ICD-10 practice and federal health practice. Prior to Deloitte, he served in key positions with Ernst & Young. Mr. Bonnet received his MHSA from Arizona State University and his BA in Biology from the College of Charleston. Mr. Bonnet also attended The Citadel.

Todd A. Borus, M.D., was elected to our board of directors in May 2011 and is a board certified orthopedic surgeon in Vancouver, WA and Portland, OR. Since August 2006, Dr. Borus has been a partner with Northwest Surgical Specialists, a private orthopedic surgery group, based in Vancouver, WA. Dr. Borus is affiliated with the Southwest Washington Medical Center and Legacy Salmon Creek Hospital and since January 2010, Dr. Borus has held the position of Section Chief, Department of Orthopedic Surgery, at Legacy Salmon Creek Hospital. Dr. Borus graduated with a degree in economics from Williams College and attended medical school at the Mount Sinai school of medicine in New York City. His orthopedic surgery training was completed at the University of Michigan. From August 2005 to July 2006, Dr. Borus completed a fellowship training in adult reconstruction and joint replacement surgery at the Brigham and Women’s Hospital, Harvard University, in Boston, MA. In addition, since January 2009, Dr. Borus has served on the Physician Advisory Council of the Southwest Washington Medical Center and currently serves as a consultant to Mako Surgical Corp., a medical device company. Dr. Borus is the brother of Justin Borus, the manager of the general partner of Lazarus Investment Partners, LLLP, which is the beneficial owner of approximately 29.6% of our common stock.

Jeffrey A. Beunier was elected to our board of directors in October 2013 following his designation by Lazarus Investment Partners. Mr. Beunier is the founder and principal of Open Choke Capital Management, LLC, established in June 2007 in Denver, Colorado, which provides consulting services to private and institutional investors as well as public companies focusing on energy related transactions, monetization strategies and strategic advisory assignments. Additionally, Mr. Beunier advised independent oil and gas operators on capital structure and funding sources since April 2009. Mr. Beunier co-founded Recovery Energy, Inc. in September of 2009, and Mr. Beunier fulfilled the role of Director, President, and Chief Executive Officer until May 2010, and Director, President, and Chief Financial Officer from May 2010 until April 2011. Mr. Beunier has also performed turnaround management and restructuring services in the energy sector on behalf of MorrisAnderson & Associates, a national restructuring firm. Previously, Mr. Beunier held managerial positions in connection with underwriting, structuring, and managing investment opportunities in the commercial, industrial and energy sectors. In March 2001, while working for KPMG, he became a licensed CPA. He became a Certified Insolvency Restructuring Analyst in 2007, and has passed Level 1 and Level 2 of the CFA exam. Mr. Beunier holds a Bachelors degree from the Pennsylvania State University where he majored in Accounting with a concentration in Finance and a minor in Real Estate. Mr. Beunier serves on the advisory board, and is a limited partner, of Lazarus Investment Partners, LLLP.

Roy E. Beauchamp was elected to our board of directors in November 2014 and is the President of Beauchamp and Associates, LLC, which was established in October 2007 and which provides consulting and advisory services on logistics, technology introduction, construction business opportunity development and organizational and leadership development. Gen. Beauchamp served in the United States Army for thirty-seven years, retiring as a Lieutenant General in 2002. In the course of his military career he served in a wide variety of senior positions involving technology management, production management, industrial base management, project management, contract management and logistics management. These positions included Commanding General—Defense Industrial Supply Center; Deputy Chief of Staff for Research, Development and Acquisition, Army Materiel Command; Commanding General, Tank-Automotive and Armaments Command; and Director of Logistics and Security Assistance, U.S. Central Command. His last assignment prior to retirement was Deputy Commanding General of the Army Materiel Command. Following his retirement, Gen. Beauchamp joined the Washington Group International, where he served as Senior Vice President for Domestic Operations in the Defense Business Unit from October 2002 until September 2005, as Program Director for the Katrina Program Management Office until September 2006, and as a Special Assistant to the Chief Operating Officer until June 2007. Gen. Beauchamp was responsible for developing and managing a portfolio that included Department of Defense infrastructure projects, Homeland Security projects and support to the Department of State and other government agencies. Presently, Gen. Beauchamp is the Chairman of BDD, LLC, a service disabled veteran owned business and an executive of a number of privately-held companies. Gen. Beauchamp received a Bachelor’s Degree from the University of Nebraska, a Master of Business Administration from the University of Dayton and an M.A. in Public Administration from Central Michigan University.

Marc A. Horowitz was elected to our board of directors in December 2014. Mr. Horowitz is an entrepreneur in the healthcare information technology market with over twenty-five years of leadership and experience. In January 2015, Mr. Horowitz was appointed as Executive Vice President of Invidasys, a cloud based provider of technology to the health insurance sector. Most recently, from February 2009 until January 2015, Mr. Horowitz served as Senior Vice President of Health Language, Inc., now part of Wolters Kluwer, which provides users with the platform to manage standard and enhanced clinical terminologies on an enterprise scale. In 1997, Mr. Horowitz was a co-founder of Health Language and acted in various executive leadership roles through 2004 and again upon rejoining Health Language in February 2009. From 2004 to 2009, Mr. Horowitz was the Group Business Development Director of iSOFT, plc, now part of CSC, an international supplier of healthcare software applications. Mr. Horowitz has also held a number of other leadership, business development and marketing positions in the healthcare information technology sector. In December 2014, he completed serving two consecutive terms as the Chairman of the Affiliate Forum of the International Health Terminology Standards Development Organization, a multi-national not-for-profit organization that works to develop standards for health systems. The Affiliate Forum brings together users of SNOMED CT (Systematized Nomenclature of Medicine—Clinical Terms) to advise and support the IHTSDO.

Qualifications of Nominees

Our independent directors have evaluated and recommended each of the nominees currently standing for election at the annual meeting. The following table summarizes highlights the specific experience, qualifications, attributes or skills of the director nominees that led to the conclusion that the nominee should serve as a director of Authentidate:

Nominees	Relevant Experience and Qualifications

Charles C. Lucas III	Significant business and legal experience, including his executive positions with Elevation LLC and The McAulay Firm. Significant experience in governance and leadership derived from his positions as a trustee of The Duke Endowment and service on the Board of Visitors of Duke University School of Law and the Board of Trustees of the University of North Carolina School of the Arts.

J. David Luce	Significant business and financial experience, including serving as Senior Vice President with Barclays Capital (formerly Lehman Brothers) and background in private investment banking. Breadth of knowledge about Authentidate’s business due to his service, since 2003, as a board member and currently as Vice Chairman.

Ian C. Bonnet	Possesses significant leadership and business experience in the healthcare industry, particularly with respect to the development and commercialization of healthcare information technology solutions in both the commercial and government sectors. Mr. Bonnet was appointed as our president and chief executive officer in February 2015 and has a unique perspective on our company’s business and prospects due to such role. Mr. Bonnet also possesses significant experience in the managerial, sales and marketing functions and offers significant industry knowledge and insight in the board’s consideration of corporate strategy, opportunities and industry trends.

Todd A. Borus, M.D.	Significant knowledge of the healthcare industry and possessing healthcare leadership and management experience through his medical practice, particularly his role as Section Chief, Department of Orthopedic Surgery, at Legacy Salmon Creek Hospital and service on the Physician Advisory Council of the Southwest Washington Medical Center. Experience in advising a medical device company based on his consultancy with Mako Surgical Corp.

Jeffrey A. Beunier	Significant leadership, business and financial experience, as well as public-company experience. Mr. Beunier has acquired these attributes through his experience as the founder and principal of Open Choke Capital Management, LLC, the chief executive officer, chief financial officer and director of a publicly-held company, Recovery Energy, Inc. and his background as a certified public accountant and as a consultant with MorrisAnderson & Associates.

Nominees	Relevant Experience and Qualifications

Roy E. Beauchamp	Extensive leadership experience in the government and private business sectors having achieved the rank of Lieutenant General in the U.S. Army, which included his service in a number of leadership positions involving technology management, production management, industrial base management, project management, contract management and logistics management. These positions included Commanding General—Defense Industrial Supply Center and Director of Logistics and Security Assistance, U.S. Central Command. Mr. Beauchamp also possesses significant business leadership experience gained from his service as an executive with the Washington Group International and through his consulting and advisory business.

Marc A. Horowitz	Significant leadership and business experience in the healthcare information technology industry. Director executive business experience in the healthcare technology field was gained through role as a founder and executive of Health Language, Inc. and an executive with iSOFT, plc. His role as the Chairman of the Affiliate Forum of the International Health Terminology Standards Development Organization, a multi-national not-for-profit organization that works to develop standards for health systems, provides him with significant knowledge and experience concerning the healthcare information technology industry.

Summary of Lazarus Board Agreements

Under the terms of the Board Nomination and Observer Agreement dated September 25, 2012 (the “Board Agreement”) between us and Lazarus Investment Partners, LLLP (“Lazarus Partners”), we granted Lazarus Partners the right to appoint either an observer to our board of directors or to nominate an individual for election to our board of directors. The agreement was amendment on several occasions to extend the initial exercise period to December 18, 2013. Under the Board Agreement, so long as Lazarus Partners owns at least 10% of our outstanding common stock, it has the right to designate one person to be nominated for election to the board, or in the alternative, if it owns at least 5% of our outstanding common stock, the right to designate an observer to attend all meetings of our board in a non-voting capacity for a period of two years. We agreed that if Lazarus Partners nominates an individual for election to our board, we shall promptly increase the size of the board, appoint such nominee as a member of the board and, subject to the terms of the Board Agreement, use our best efforts to include such nominee in the slate of nominees recommended for election as a director for three years. In October 2013, Lazarus Investment Partners exercised its appointment right and nominated Mr. Jeffrey A. Beunier to our board. Our board subsequently increased its size to six members and elected Jeffrey A. Beunier to serve as a director on October 31, 2013.

Subsequently, on December 10, 2014, we entered into a new Board Nomination Agreement (the “2014 Board Agreement”) with Lazarus Partners and certain of its affiliates (the “Lazarus Group”), which presently beneficially owns approximately 29.6% of our common stock. Pursuant to the 2014 Board Agreement, we granted the Lazarus Group the right to nominate a second individual for election to our board and agreed to promptly appoint such nominee as a member of the board. Pursuant to this agreement, the Lazarus Group designated Mr. Horowitz and we elected him to our board of directors, effective immediately. Further, under the 2014 Board Agreement, we agreed to use our best efforts to include Mr. Horowitz in our slate of nominees recommended for election as a director during a three year designation period, as defined under the 2014 Board Agreement. The 2014 Board Agreement further provides that if a board vacancy occurs during the designation period solely because of the death, disability, disqualification, resignation or removal of their designee, the Lazarus Group shall be entitled to designate such person’s successor.

Business Experience of Other Executive Officer

William A. Marshall joined Authentidate Holding Corp. as Chief Financial Officer and Treasurer in February 2006. Mr. Marshall has more than 30 years of experience as a Chief Financial Officer, audit partner and senior management advisor. Prior to joining Authentidate, he served as Chief Financial Officer and Treasurer for NEON Communications, Inc., a former publicly traded provider of optical networking solutions, from 2001 to January 2005, when the company was acquired. From September 1999 to September 2001, he was Chief Financial Officer and Treasurer for Vitts Networks, Inc., a provider of high-speed Internet communications. From 1995 to September 1999, he served as Chief Financial Officer and Treasurer for Viisage Technology, Inc., a software technology company where he led the company’s initial public offering in 1996. From 1987 to 1994, Mr. Marshall was a Partner at KPMG LLP where he provided audit, accounting, financial and SEC reporting, business advisory, public offering and merger and acquisition services for a variety of growing middle market companies. Prior to 1987, Mr. Marshall held various positions in audit and business advisory services at KPMG LLP. Mr. Marshall has a B.S. in Accounting from Elizabethtown College in Pennsylvania and is a Certified Public Accountant.

Meetings of the Board of Directors; Independence

During the fiscal year ended June 30, 2014, our board of directors met on seven occasions and acted on unanimous written consent on three occasions. No member of the board of directors other than Mr. Luce attended less than 75% of the aggregate number of (i) the total number of meetings of the board of directors or (ii) the total number of meetings held by all committees of the board of directors during the fiscal year ended June 30, 2014. Our independent directors meet in executive sessions periodically during the course of the year.

The listing rules established by the Nasdaq Stock Market, LLC require that a majority of the members of a listed company’s board of directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a stockholder. Our board of directors consults with legal counsel to ensure that our board’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. Our board of directors reviewed all relevant transactions or relationships between each director, or any of his family members, and we affirmatively determined that the following five of our seven directors are independent within the meaning of the applicable Nasdaq listing standards: Todd A. Borus, M.D., Charles C. Lucas III, Jeffrey A. Beunier, Roy E. Beauchamp and Marc A. Horowitz. In considering their independence, our board considered each of the relationships and transactions involving our directors described below under the caption “Certain Relationships and Related Transactions”. Mr. Bonnet is not an independent director due to the fact that he serves as our president and chief executive officer. Our board determined on August 6, 2009, in connection with its approval of an award of 250,000 options to J. David Luce, that he would no longer satisfy the independence criteria of the Nasdaq Stock Market following such grant as it was in consideration for services rendered in connection with our subsidiary, ExpressMD Solutions LLC.

Committees of the Board

Our board of directors currently has four active committees:

•	Audit Committee,

•	Management Resources and Compensation Committee,

•	Nominating and Corporate Governance Committee, and

•	Strategy and Risk Analysis Committee.

All of the members of our Audit Committee meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. All of the members of our Management Resources and Compensation Committee and our Nominating and Corporate Governance Committee satisfy the applicable independence standards.

Audit Committee. During our 2014 fiscal year, the members of the Audit Committee were J. Edward Sheridan, Charles C. Lucas and Jeffrey Beunier; Mr. Sheridan served as chairman of this committee during the 2014 fiscal year. Effective as of December 13, 2014, following Mr. Sheridan’s retirement, the board appointed Mr. Beunier to act as the chairman of the Audit Committee and named Mr. Horowitz as a member of this committee. Each of the individuals that currently serve on the Audit Committee is, and that served on the Audit Committee during our fiscal year ended June 30, 2014 was, an independent member of our board of directors. In addition, the board of directors has determined that the members of the Audit Committee that served during fiscal 2014 and at present meet the additional independence criteria required for audit committee membership set forth in Rule 10 A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended. The Audit Committee acts to: (i) acquire a complete understanding of our audit functions; (ii) review with management the finances, financial condition and our interim financial statements; (iii) review with our independent auditors the year-end financial statements; and (iv) review implementation with the independent auditors and management any action recommended by the independent auditors. Our board of directors adopted a Restated and Amended Charter governing the activities of the Audit Committee, which is available on our corporate website at www.authentidate.com under the following tabs: “about us—corporate governance—Board Committees—Audit Committee”. During the fiscal year ended June 30, 2014, the Audit Committee met on four occasions.

Audit Committee Financial Expert. Our board of directors has determined that Audit Committee member Jeffrey A. Beunier is our audit committee financial expert, as defined under applicable SEC regulations, and is an independent member of our board. During fiscal 2014 and until his retirement in December 2014, Mr. Sheridan was our audit committee financial expert.

Management Resources and Compensation Committee. During our 2014 fiscal year, the members of the Management Resources and Compensation Committee were J. Edward Sheridan, Charles C. Lucas and Todd A. Borus. Following Mr. Sheridan’s retirement in December 2014, the members of this committee are Messrs. Lucas, Borus and Beauchamp. The chairman of this committee for fiscal 2014 to present is Mr. Lucas. Each of the individuals that currently serve on this committee is, and that served on this committee during our fiscal year ended June 30, 2014 was, an independent member of our board of directors. The functions of this committee include administration of our equity compensation programs and the negotiation and review of all employment agreements of our executive officers. During the fiscal year ended June 30, 2014, this committee held five meetings and acted on written consent on three occasions. The Management Resources and Compensation Committee has authority to select, engage, compensate and terminate independent compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist it in carrying out its responsibilities and functions. The Management Resources and Compensation Committee is governed by a written charter approved by our board of directors which is available on our corporate web site at www.authentidate.com under the following tabs: “about us—corporate governance—Board Committees—Management Resources and Compensation Committee”.

Nominating and Corporate Governance Committee. During our 2014 fiscal year, the members of the Nominating and Corporate Governance Committee were J. Edward Sheridan, Charles C. Lucas and Todd A. Borus. Following Mr. Sheridan’s retirement in December 2014, the members of this committee are Messrs. Lucas, Borus and Beauchamp. Mr. Sheridan served as the chairman of this committee for fiscal 2014 and up to his retirement, following which we named Mr. Lucas as the chairman of this committee. Each of the individuals that currently serve on this committee is, and that served on this committee during our fiscal year ended June 30, 2014 was, an independent member of our board of directors. Our board of directors has adopted a charter governing the activities of the Nominating and Corporate Governance Committee, which may be viewed online on our web site at www.authentidate.com under the following tabs: “about us—corporate governance—Board Committees—Nominating and Corporate Governance Committee”. Pursuant to its charter, this committee’s tasks include reviewing and recommending to the board issues relating to the board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the board’s compliance with its fiduciary duties to the company and its stockholders; and making recommendations regarding proposals submitted by stockholders. During the fiscal year ended June 30, 2014, this committee held four meetings.

Strategy and Risk Analysis Committee. We established the Strategy and Risk Analysis Committee in November 2014. The members of this committee are Messrs. Beunier, Luce and Beauchamp and Mr. Beunier serves as chairman of this committee. The purpose of this committee is to assist the board in monitoring the financial management of the company, assessing risks facing the company and reviewing strategic transactions that it may consider. The charter governing the activities of this committee may be viewed online on our web site at www.authentidate.com under the following tabs: “about us—corporate governance—Board Committees—Strategy-and-Risk-Analysis-Committee”.

Corporate Governance

We maintain a corporate governance page on our corporate website which includes important information about our corporate governance practices, including our Corporate Governance Policies, our Code of Ethics and Conduct, and charters for the committees of the board of directors. The corporate governance page can be found at www.authentidate.com, by clicking on “about us—corporate governance.”

Corporate Governance Policies

Our board has adopted corporate governance policies to provide for enhanced accountability to stockholders. The board is elected by our stockholders to oversee the management and conduct of our business. The directors should exercise their business judgment in good faith and in what they reasonably believe to be our best interests. Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the Nasdaq Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	The board of directors has adopted corporate governance policies;

•	A majority of the board members are independent within the meaning of the term “independent” under the Marketplace Rules of the Nasdaq Stock Market;

•	All members of our substantive board committees—the Audit Committee, the Management Resources and Compensation Committee, and the Nominating and Corporate Governance Committee—are independent, subject to the limited exceptions provided by the corporate governance requirements of the Nasdaq Stock Market;

•	In the event the board elects to appoint the chief executive officer as the chairman of the board, the board shall also appoint an independent member of the board to serve as “Lead Director,” who shall be responsible for coordinating the activities of the other independent directors and to perform various other duties;

•	The independent members of the board meet regularly without the presence of other directors;

•	We have adopted a clear code of business conduct that is monitored by senior management and is affirmed by our employees;

•	The charters of the board committees clearly establish their respective roles and responsibilities;

•	Our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters;

•	We have adopted a code of ethics and conduct that applies to our principal executive officer and all members of our finance department, including the principal financial officer and principal accounting officer; and

•	The board and its committees have the right at any time to retain independent financial, legal or other advisors, and the company shall pay all expenses incurred in connection with such independent advisors.

Board Leadership Structure

On an annual basis, our board of directors appoints a member of the board to serve as its chairman. Following our annual meeting of stockholders held on May 1, 2014, our board determined to designate Charles C. Lucas as our chairman and named J. David Luce as vice chairman of the board. Mr. Lucas is an independent director and has served as a director since December 2012. Mr. Luce has served on our board of directors since 2003. As stated above, in the event the board elects to appoint the chief executive officer as the chairman of the board, the board shall also appoint an independent member of the board to serve as “Lead Director,” who shall be responsible for coordinating the activities of the other independent directors and to perform various other duties.

Board’s Role in Oversight of Risk.

The board of directors does not have a separate risk oversight body but rather manages risk directly. The board of directors mitigates risks through discussing with management the appropriate level of risk for the company and evaluating the risk information received from management. These risks include financial, technological, competitive, and operational risks. Further, the Audit Committee receives updates from senior management and assesses risk in satisfaction of their risk management role in accordance with the Audit Committee charter. Our Audit Committee charter provides that the Audit Committee is responsible for monitoring material financial and operating risks of the company. On a quarterly basis, management reports to the Audit Committee regarding our various risk areas. In addition, each of the other committees of the board of directors considers risks within its area of responsibility. We recently established the Strategy and Risk Analysis Committee to augment the board’s risk management function and the purpose of this committee is to assist the board in monitoring the financial management of the company, assessing risks facing the company and reviewing strategic transactions that it may consider.

Procedures for Determining Executive and Director Compensation

The Management Resources and Compensation Committee was formed to, among other things, assist our board of directors in the discharge of its responsibilities with respect to compensation of our executive officers and non-employee directors. In accordance with its charter, the compensation committee has authority to determine the amount, form and terms of compensation of our chief executive officer and other officers, and to take such action, and to direct us to take such action, as it deems necessary or advisable to compensate our chief executive officer and other officers in a manner consistent with its determinations, and shall deliberate and vote on all such actions outside the presence of our chief executive officer and other officers. The committee is responsible for reviewing, at least annually, the performance of our chief executive officer and other officers, including in light of any goals and objectives established for such performance, and, in light of such review, determining each officer’s compensation. In accordance with its charter, the committee also has authority to establish our general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. In addition, the committee has authority to administer our equity compensation programs, including without limitation to recommend the adoption of such plans, to recommend the reservation of shares of our common stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards, including any such awards to our chief executive officer and other officers. With respect to non-employee director compensation, the committee reviews such compensation practices and policies and makes recommendations to our board of directors as to the amount, form and terms of non-employee director compensation.

The Management Resources and Compensation Committee did not retain outside consultants during the 2014 fiscal year to assist it in implementing these policies or making specific decisions relating to executive compensation. However, the committee does, from time to time, review general information regarding the compensation practices of other companies, including some that may compete with Authentidate for the services of its executives and employees and that information is a factor used by the committee in its decisions and in its general oversight of compensation practices. However, the committee does not use that information to generate specific compensation amounts or targets. Instead, in each compensation decision, the committee exercises its business judgment regarding the appropriateness of types and amounts of compensation in light of the value to the company of specific individuals.

With respect to fiscal 2014 compensation for our executives, the Management Resources and Compensation Committee took into account recommendations made by the chairman of the board and our chief executive officer with respect to determinations of the types and amounts of compensation to be paid to the other executive officers and also discussed with the chairman of the board and the chief executive officer the types and amounts such individuals believed would be appropriate to pay each of them in light of the amounts being recommended for the other executives. Our senior management generally applies a similar philosophy and similar policies to determine the compensation of officers and managers who are not executive officers and reports to the Management Resources and Compensation Committee regarding these matters.

Within the context of the overall objectives of our compensation program, we determined the specific amounts of compensation to be paid to each of our executives during fiscal 2014 based on a number of factors including: our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities; our executives’ performance during the fiscal year in general and as measured against predetermined company and individual performance goals; the roles and responsibilities of our executives; the individual experience and skills of, and expected contributions from, our executives; the amounts of compensation being paid to our other executives; our executives’ historical compensation and performance at our company; and any contractual commitments we have made to our executives regarding compensation. Such information is reflected in the Summary Compensation Table under “Executive Compensation” below.

Regarding the compensation of the company’s non-employee directors, during the fiscal year ended June 30, 2012, the Management Resources and Compensation Committee, in June 2011, engaged Frederic W. Cook & Co., Inc., a nationally-recognized compensation consulting firm, to provide advice regarding the company’s non-employee director compensation policies and practices and present the committee with its assessment and recommendations. Following their assessment and taking their recommendations into account, the committee made a recommendation to our board of directors regarding a new equity incentive plan as well as modifications to the company’s then-current director compensation policy. In July 2011, our board of directors adopted the compensation policies recommended by the committee. No changes to these policies were made during the fiscal year ended June 30, 2014. With respect to executive officer compensation, the Management Resources and Compensation Committee did not engage any compensation consultants in fiscal 2014.

Evaluation of Board Candidates and Stockholder Nominees

Board candidates are considered based upon various criteria, such as their business and professional skills and experiences, concern for the long-term interests of the stockholders, whether the individual satisfies criteria for independence as may be required by applicable regulations and personal integrity and judgment. In addition, directors must have time available to devote to board activities and to enhance their knowledge of our industry. The board has not relied upon third-party search firms to identify board candidates; rather it relies on recommendations from a variety of business contacts, including current officers, directors and stockholders, as a source for potential board candidates. Although the company does not have a formal policy with regard to the consideration of diversity in identifying nominees, the Nominating and Corporate Governance Committee will consider whether the candidate assists in achieving a mix of members that represents a diversity of background and experience, including with respect to age, gender, international background, race and specialized experience. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our company. Nominees for the board of directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Nominating and Corporate Governance Committee may from time to time review the appropriate skills and characteristics required of board members, including such factors as business experience, diversity, and personal skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective board of directors. In evaluating potential candidates for the board of directors, the Nominating and Corporate Governance Committee considers these factors in the light of the specific needs of the board of directors at that time. After completing its evaluation, the Nominating and Corporate Governance Committee recommends to the full board the persons who should be nominated for election and the board of directors determines the nominees after considering such recommendation. As described in greater detail above, we have entered into two separate agreements with Lazarus Investment Partners and certain of its affiliates pursuant to which they presently have the right to nominate two individuals to our board. See “Summary of Lazarus Board Agreements”.

Our policy with respect to stockholder nominees require that the Nominating and Corporate Governance Committee evaluate nominees recommended by stockholders in the same manner as it evaluates other nominees. The Nominating and Corporate Governance Committee’s policy is to consider suggestions for board membership submitted by stockholders in accordance with the following. Stockholders may nominate qualified director candidates for consideration by delivering notice to our corporate secretary at our principal executive offices in accordance with the provisions of our bylaws and the provisions set forth herein under the heading “Stockholder Proposals.” The notice must contain certain prescribed information about the proponent and the nominee(s), including such information about the nominee(s) as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission (the “SEC”) had such nominee been nominated by the board. The Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the board of directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating and Corporate Governance Committee would recommend the candidate for consideration by the full board of directors. The Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Stockholders may contact the board of directors or a specified individual director by writing to the secretary of the company at Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922. Our corporate secretary will relay all such communications to the board of directors, or individual members, as appropriate.

Code of Ethics and Conduct

On July 31, 2003, our board of directors approved our Code of Ethics and Conduct. Our Code of Ethics and Conduct covers all our employees and directors, including our chief executive officer and chief financial officer. During the fiscal year ended June 30, 2012, we did not waive any provisions of the Code of Ethics and Conduct. Our Code of Ethics and Conduct was filed as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2003. We have also posted our Code of Ethics and Conduct on our web site at www.authentidate.com, and may be found as follows:

1.	From our main Web page, first click on “About Us”

2.	Then click on “Corporate Governance”

3.	Next, under “Corporate Governance,” click on “Code of Ethics”

We will post any amendments to or waivers from our Code of Ethics and Conduct at that location.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own, directly or indirectly, more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities we issue. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such reports furnished to us and representations that no other reports were required during the fiscal year ended June 30, 2014, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% shareholders were complied with during the 2014 fiscal year, however, we are aware that Lazarus Investment Partners, LLLP, did not file on a timely basis five reports on Form 4 relating to nine transactions that occurred during our fiscal year ended June 30, 2012.

Director Compensation

Effective July 19, 2011, our board approved the following compensation policy for our non-employee directors:

•	The annual director fee for our non-executive directors is $30,000;

•	Board and Committee chairmen are paid an additional annual fee as follows: (a) chairman of the board—$25,000 per annum; (b) chairman of the Audit Committee—$15,000 per annum; (c) chairman of the Management Resources and Compensation Committee—$7,500 per annum; and (d) other committee chairmen—$5,000 per annum; and

•	Meeting fees for our independent directors are $1,500 for each meeting of the board of directors, and $1,500 for each meeting of a committee of the board of directors. For meetings held by conference call, fees are $750 per meeting. Reasonable and customary expenses incurred in attending the board and committee meetings are reimbursable.

Effective November 2014, our board approved the payment of an additional annual fee of $15,000 to our vice chairman of the board and $5,000 to the chairman of our Strategy and Risk Analysis Committee.

In addition to the foregoing cash compensation, under the 2011 Plan, each non-employee director will receive (i) upon initial election to the board of directors, a nonstatutory stock option for the purchase of 20,000 shares of the company’s common stock which vests immediately upon election and (ii) an annual stock option grant, to be granted on September 1, for the purchase of 15,000 shares of the company’s common stock which also vests immediately; provided, that any non-employee director, who has not served as a director for an entire year prior to September 1st of the reference year shall receive a pro rata number of options determined as follows:

Date of Membership	Options Granted
September 1 through November 30	15,000
December 1 through February 28	11,250
March 1 through May 30	7,500
June 1 through August 31	3,500

On September 1, 2014, we granted an aggregate of 75,000 options to our non-employee directors pursuant to the 2011 Plan. These options have an exercise price of $0.72 and are exercisable for a period of ten years from the grant date. The exercise price of such options is equal to the fair market value of our common stock on the grant date, as determined under the 2011 Plan. With respect to such options, upon the termination of service of a director, options shall terminate on the second anniversary of the date of termination of service, except that if termination of service is due to optionee’s death or permanent disability (as determined by the board), the option shall terminate on the earlier of the expiration date of such option or 12 months following the date of death or termination for permanent disability and if an optionee is removed from the board for cause, as determined by the board, the option awards held by such optionee would terminate immediately upon removal.

Through December 2012, non-employee directors continued to have the option to elect to receive up to 100% of their cash director compensation, including amounts payable for committee service, service as a committee chair and per meeting fees, in restricted shares of our common stock issued under the 2011 Plan. Under this program, prior to the commencement of each fiscal year, each non-employee director had the right to elect to receive a percentage (up to 100%) of all cash compensation payable to such non-employee director for the fiscal year ending the following June 30 in restricted shares of our common stock. Notwithstanding the foregoing, however, on one occasion during each fiscal quarter, a non-employee director, prior to the first day of the last month of each fiscal quarter, may notify the company of his decision to modify a prior election, with any such revised allocation to be effective for any subsequent fiscal quarter during the remainder of the fiscal year. If a non-employee director elects to receive a percentage of his or her cash compensation in restricted shares, the number of restricted shares that will be issued to such director will be calculated by dividing the cash amount to be converted into restricted shares by the fair market value of the company’s common stock as of the date the fees are earned, which date shall be deemed to be the last trading day of each fiscal quarter. Fair market value will be determined in accordance with the provisions of the 2011 Plan.

On December 18, 2012, the board approved a modification to our non-employee director compensation policy to require that all director fees be paid in the form of either non-qualified stock options or restricted shares of common stock to be issued under the 2011 Plan, effective January 1, 2013. Each director elected the form of payment to be received. As the company pays director fees on a quarterly basis in arrears, the securities to be issued to our non-employee directors for each fiscal quarter while this policy modification is in effect will be issued following the close of each such fiscal quarter. Under this new policy, if a non-employee director elects to receive payment of director fees in the form of non-qualified stock options, the number of options issued will be calculated by dividing the cash amount to be converted into options by the fair value of an option as determined by the Black-Scholes option pricing model as of the last trading day of each fiscal quarter. If a non-employee director elects to receive payment in restricted shares, the number of shares to be issued to such director will be determined as described above. Restricted shares will be restricted from public resale in accordance with the provisions of Rule 144, as adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended. The options to be granted to non-employee directors under the 2011 Plan are exercisable for a period of ten years from the grant date. The exercise price of such options shall be equal to the fair market value of our common stock on the grant date, as determined under the 2011 Plan. Upon the termination of service of a director, these options shall remain exercisable to the same extent as pertains to the annual option awards granted to non-employee directors, as described above.

Further, in July 2011, the board also adopted stock ownership guidelines applicable to our non-employee directors. The Non-Employee Director Stock Ownership Guidelines require all non-employee directors to hold shares of our common stock with a value equal to four times the amount of the base annual retainer fee paid to non-employee directors for service on the board, excluding additional committee retainer fees, if any. This ownership guideline is initially calculated using the base annual retainer fee for service as a non-employee director as of the date we adopted these guidelines for current directors or for any new members of our board, such person first became subject to the guidelines. These ownership guidelines will be re-calculated following any adjustment to the applicable annual non-employee director retainer fees. These guidelines will be based on the applicable annual board retainer fee in effect on such calculation date.

Non-employee directors are required to achieve the applicable level of ownership within five years of the later of the date the guidelines were adopted and the date the person first became a non-employee member of the board. Shares that count toward satisfaction of the guidelines include shares owned outright by the director or his or her immediate family members residing in the same household and shares held in trust for the benefit of the director or his or her family. Unexercised and/or unvested equity awards do not count toward satisfaction of the guidelines. The value of a share will be measured on the date of the company’s annual meeting each year as the greater of (i) the average closing price over the 12 months preceding the date of calculation or (ii) the purchase price actually paid by the person for such share of the company’s stock. The purchase price for shares acquired pursuant to restricted stock units, performance shares and other similar full value awards is zero. Our Non-Employee Director

Stock Ownership Guidelines may be waived, at the discretion of the board’s Management Resources and Compensation Committee if compliance would create undue hardship or prevent a director from complying with a court order, as in the case of a divorce settlement.

On September 10, 2012, we entered into indemnification agreements with each of our non-employee board members. We have entered into identical indemnification agreements with those of our non-employee board members that were elected to the board after such date. The indemnification agreements provide, subject to the procedures, limitations and exclusions set forth in the agreements: (i) that we will indemnify the indemnitee to the fullest extent permitted by applicable law in the event the indemnitee is, or is threatened to be made, a party to or a participant in an action, suit or other proceeding by reason of the fact that the indemnitee is or was one of our directors or is or was serving at our request as a director, officer, employee, agent or fiduciary of another enterprise; (ii) that we will advance, to the fullest extent not prohibited by applicable law, the expenses incurred by the indemnitee in connection with any such proceeding; (iii) that the rights of the indemnitee under the agreement are in addition to any other rights the indemnitee may have otherwise; and (iv) that the agreement shall continue until and terminate upon 10 years after the latest date that the indemnitee shall have ceased to serve as one of our directors or as a director, officer, employee, agent or fiduciary of any other enterprise at our request. We are required to advance such person’s expenses in connection with his or her defense, provided that the indemnitee undertakes to repay all amounts advanced if it is ultimately determined that such person is not entitled to be indemnified by us.

A summary of non-executive director compensation for the fiscal year ended June 30, 2014 is as follows:

Summary of Non-Executive Director Compensation

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Charles C. Lucas III	$—	$—	$62,587	$—	$—	$—	$62,587
J. David Luce	$—	$$47,450	$8,700	$—	$—	$—	$56,450
Todd A. Borus	$—	$—	$51,440	$—	$—	$—	$51,440
Jeffrey A. Beunier (4)	$5,750	$21,000	$16,000	$—	$—	$—	$42,750
J. Edward Sheridan (5)	$—	$—	$84,855	$—	$—	$—	$84,855
Roy E. Beauchamp (6)	$—	$—	$—	$—	$—	$—	$—
Marc A. Horowitz (7)	$—	$—	$—	$—	$—	$—	$—

(1)	As of June 30, 2014, each of our then current non-executive directors had the following number of options outstanding: Mr. Lucas—164,574 options; Mr. Luce—75,000 options; Mr. Sheridan—271,611 options; Dr. Borus—165,425 options and Mr. Beunier—20,000 options. Includes options issued to certain directors in lieu of cash director fees during fiscal 2014 as follows: Mr. Lucas—98,559 options; Mr. Sheridan—129,624 options; Dr. Borus—73,966 options.
(2)	For the year ended June 30, 2014, the following directors elected to receive a portion of their cash director fees in shares of restricted common stock. The number of shares earned for service during fiscal 2014 is as follows: Mr. Luce—53,025 shares and Mr. Beunier—26,515 shares. As of the fiscal year ended June 30, 2014, the aggregate number of shares of restricted stock issued in lieu of cash director fees to our then-current non-executive directors was as follows: Mr. Lucas—0 shares; Mr. Luce—192,950 shares; Mr. Sheridan—36,352 shares; Dr. Borus—47,495 shares and Mr. Beunier—26,515 shares.
(3)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2014 computed in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation, and thus may include amounts from awards granted in and prior to

2014. A discussion of the methods used to calculate these values may be found in Note 2 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2014.
(4)	Mr. Beunier was elected to the board on October 31, 2013.
(5)	Mr. Sheridan retired from the board effective as of December 9, 2014. As of June 30, 2014, Mr. Sheridan had a total of 271,611 options outstanding and had been issued a total of 36,352 shares in lieu of cash director fees.
(6)	Mr. Beauchamp was elected to the board on November 13, 2014.
(7)	Mr. Horowitz was elected to the board on December 10, 2014.

Report of the Audit Committee

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and operates under a written charter, as amended and restated on July 31, 2003. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditor, EisnerAmper LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee:

•	reviewed and discussed the audited financial statements in the Annual Report with management and Authentidate’s independent registered accounting firm;

•	discussed with the company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States of America, their judgments as to the company’s accounting principles and such other matters as are required to be discussed under Auditing Standard No. 16, “Communications with Audit Committees”, as issued by the Public Company Accounting Oversight Board (“PCAOB”);

•	discussed with management and the independent registered public accountants the quality and adequacy of the company’s internal controls and reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks;

•	discussed with the independent auditors the auditors’ independence from management and the company and has received from the independent registered public accountants the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence; and

•	based on the review and discussions referred to above, the Audit Committee recommended to the board of directors of Authentidate that the audited financial statements be included in Authentidate’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 for filing with the Commission.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

By the Audit Committee* of the board of directors of Authentidate Holding Corp.:

/s/ Charles C. Lucas, Jeffrey A. Beunier and Marc A. Horowitz

*	Marc A. Horowitz was appointed to the Audit Committee effective as of December 10, 2014. J. Edward Sheridan served as a member and chairman of the Audit Committee until his retirement on December 9, 2014 from our board of directors and all board committees.

Vote Required and Board Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock voting at the annual meeting is required for the approval of the nominees for directors. THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL NO. 1.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The “Executive Compensation” section of this proxy statement describes in detail our executive compensation programs and the decisions made by the Management Resources and Compensation Committee with respect to the fiscal year ended June 30, 2014. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. The board believes this link between compensation and the achievement of our near- and long-term business goals will help drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by the company or the board of directors (or any committee thereof), creates or implies any change to the fiduciary duties of the company or the board of directors (or any committee thereof), or creates or implies any additional fiduciary duties for the company or the board of directors (or any committee thereof). However, our management resources and compensation committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Section 14A of the Exchange Act also requires that stockholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two, or three years. At our 2013 Annual Meeting of Stockholders held on June 25, 2013, our stockholders indicated their preference for an advisory vote on the compensation of our named executive officers to be held annually, which annual frequency was also the recommendation of our board. Our board subsequently confirmed that we will hold an advisory vote on the compensation of our named executive officers on an annual basis until the next required vote on the frequency of such advisory votes, or until the board otherwise determines that a different frequency for such votes is in the best interests of our stockholders.

Vote Required and Board Recommendation

On this non-binding matter, the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote is required to approve this Proposal 2. THE BOARD OF DIRECTORS BELIEVES THAT VOTING FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS, AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

EisnerAmper LLP has served as our independent registered public accounting firm since 2005. The Audit Committee has reappointed EisnerAmper LLP as our independent registered public accountants for the fiscal year ending June 30, 2015, and has further directed that management submit the selection of EisnerAmper LLP as our independent registered public accounting firm for ratification by the stockholders at the annual meeting. Stockholder ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm is not required by our bylaws, Delaware corporate law or otherwise. The board of directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of EisnerAmper LLP as our independent registered public accounting firm, the Audit Committee will reconsider whether to retain that firm for fiscal 2015. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our stockholders and the company. Representatives of EisnerAmper LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The Audit Committee of the board of directors of Authentidate has selected EisnerAmper LLP, as its independent registered public accounting firm for the current fiscal year. During the 2014 fiscal year, the audit services provided by EisnerAmper LLP consisted of examination of financial statements, services related to filings with the SEC, and consultation in regard to various accounting matters. The following table presents the total fees billed for professional audit and non-audit services rendered by our independent registered public accounting firm for the audit of our annual financial statements for the years ended June 30, 2014 and 2013, and fees billed for other services rendered by our independent registered public accounting firm during those periods.

	Year Ended June 30,
	2014	2013
Audit Fees (1)	$176,000	$138,000

Total	$176,000	$138,000

(1)	Audit services consist of audit work performed on financial statements, audit work performed on internal control over financial reporting, reviews of Annual Reports on Form 10-K, reviews of financial statements and related Quarterly Reports on Form 10-Q during the fiscal year, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including consents for registration statement filings and responding to SEC comment letters on annual and quarterly filings. During the fiscal years ended June 30, 2014 and 2013, all reported amounts were for services provided by EisnerAmper LLP. We did not incur fees for audit-related, tax or other service performed by EisnerAmper LLP during the fiscal years ended June 30, 2014 and 2013.

Our Audit Committee has determined that the services provided by our independent registered public accounting firms and the fees we expensed for such services has not compromised the independence of our independent auditors.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Prior to engagement of the independent auditor for the next year’s audit, management will submit a detailed description of the audit and permissible non-audit services expected to be rendered during that year to the Audit Committee for approval. In addition, management will also provide to the Audit Committee for its approval a fee proposal for the services proposed to be rendered by the independent auditor. Prior to the engagement of the independent auditor, the Audit Committee will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent auditor and the budget for all such services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service.

During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires separate pre-approval before engaging the independent registered public accounting firm. To ensure prompt handling of unexpected matters, the Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Pursuant to Section 10A(i)(2) of the Securities Exchange Act of 1934, we are responsible for listing the non-audit services approved by our Audit Committee to be performed by our independent registered public accounting firm. During the fourth quarter of fiscal 2014, the Audit Committee did not pre-approve the performance of any non-audit services by EisnerAmper LLP. The Audit Committee has not authorized our independent registered public accounting firm to provide any additional non-audit services.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote is required for the ratification of EisnerAmper LLP as our independent registered public accounting firm for fiscal 2015. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2015.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO OUR AMENDED CERTIFICATE OF

INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON

STOCK FROM 100,000,000 SHARES TO 150,000,000 SHARES

Background

At this annual meeting, our stockholders will be asked to approve an amendment to our amended Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of our common stock from 100,000,000 shares to 150,000,000 shares (the “Amendment”). The proposed amendment to the Certificate of Incorporation was approved, subject to stockholder approval, by the board of directors on February 26, 2015. The complete text of the form of the Amendment is set forth in Exhibit A to this proxy statement. Such text is, however, subject to revision for such changes as may be required by the Delaware Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.

Our board of directors believes it is in the best interests of our company and our stockholders to have sufficient additional authorized but unissued shares of common stock available to provide flexibility for corporate action in the future to support our business. Our management believes that the availability of additional authorized shares for issuance from time to time in the discretion of the board of directors in connection with potential transactions or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation. We currently have no definitive understandings, arrangements or agreements regarding the issuance of common stock in connection with any such transactions subsequent to the increase in the number of authorized shares of common stock and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, as described in greater detail below, we anticipate requiring additional financing to secure the necessary capital to implement our business plan and we will therefore require the availability of additional authorized shares of common stock. We intend to file the Amendment with the Delaware Secretary of State promptly following stockholder approval of this proposal.

As of the Record Date there were:

•	shares of common stock issued and outstanding;

•	250,000 shares of common stock reserved for issuance upon the conversion of our outstanding shares of Series B Convertible Preferred Stock;

•	6,125,024 shares of common stock reserved for issuance upon the conversion of our outstanding shares of Series D Convertible Preferred Stock (excluding shares of common stock which may be issued in lieu of cash dividends);

•	3,907,997 shares of common stock reserved for issuance upon the exercise of currently outstanding stock options;

•	616,455 shares of common stock reserved for issuance upon the vesting of outstanding restricted stock units;

•	3,283,270 shares of common stock reserved for issuance upon future equity awards which we may make under our 2011 Omnibus Equity Incentive Plan; and

•	26,955,232 shares of common stock reserved for issuance upon the exercise of currently outstanding common stock purchase warrants.

Accordingly, as of the Record Date, we had only approximately              shares of authorized but unissued and unreserved common stock available for issuance. If our stockholders approve this Proposal 4, there would be approximately              authorized and unreserved shares available for issuance.

Purpose and Effects of Proposed Amendment

Our board of directors has determined that our authorized common stock must be increased so that we will have available additional authorized but unissued shares of common stock in an amount adequate to provide for our future needs. If this proposal is approved, the additional shares of common stock will be available for issuance from time to time in the discretion of the board of directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, conducting convertible debt and equity financings to secure additional capital for our operations, future acquisitions of property or securities of other corporations and issuing stock in connection with stock dividends, stock splits and equity compensation awards to employees, officers and directors.

For example, as we anticipate requiring additional financing to secure the necessary capital to implement our business plan, we will require the availability of additional authorized shares. Accordingly, unless this proposal is approved, it would be difficult for us to raise adequate levels of additional capital through equity financings. Currently, however, we do not have any definitive agreements with any third parties for such transactions and there can be no assurances that the company will be successful in raising additional capital or securing financing when needed or on terms satisfactory to the company. If adequate funds are not available in the future, we may be required to curtail capital expenditures and reduce our operating activities substantially. These consequences could have a material adverse effect on our business, operating results, financial condition and prospects. Similarly, without an increase in our authorized common stock, it will be difficult for us to grant equity compensation awards to our employees, officers and directors in the future. If that occurs, it will be difficult for us to provide incentives to talented individuals to join or remain with our company, which could adversely affect our future performance. Accordingly, the board of directors believes that it is in our best interests to have additional shares of common stock authorized at this time to alleviate the expense and delay of holding future special meetings of stockholders to authorize additional shares of common stock when and if the need arises.

We presently have 100,000,000 shares of authorized common stock. After taking into consideration our currently outstanding shares of common stock, together with our stock issuance obligations as described above, we would utilize most of our currently authorized shares of common stock. Accordingly, to ensure that we have additional shares available for issuance, if needed, in order to undertake potential future transactions, our board of directors has determined that it is necessary to increase our authorized number of shares of common stock to 150,000,000 shares.

The additional common stock to be authorized will become part of the existing class of common stock, and the Amendment would not affect the terms of the outstanding common stock or the rights of the holders of the common stock. This proposal will not affect the rights of the holders of currently outstanding common stock, except for effects such as dilution of the earnings per share and voting rights of current holders of common stock, which would occur upon our issuing any newly authorized shares of our common stock. The additional shares of our common stock for which authorization is sought will have the same par value, the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our common stock now authorized. Holders of our common stock have the right to share ratably in such dividends on shares of common stock as may be declared by the board of directors and upon liquidation or dissolution, each outstanding share of common stock will be entitled to share equally in our assets legally available for distribution to stockholders after the payment of all debts and other liabilities, subject to any superior rights of the holders of preferred stock. Common stockholders have no pre-emptive rights and there are no conversion or redemption privileges or sinking fund provisions with respect to our common stock. Our common stock does not have cumulative voting rights.

The increase in our authorized common stock has important potential dilutive and anti-takeover ramifications because we will have additional shares of common stock available for issuance. As such, there can be no assurance that our stockholders will not experience, at any time, dilution in the value of their shares of common stock as a result of additional issuances of common stock. Although we currently have no such definitive agreements or arrangements other than as contemplated by our earlier statements in this proxy statement, we anticipate the need to issue shares of our common stock, and/or securities exercisable for or convertible into shares of our common stock, in connection with potential future transactions, including financings, business combinations, strategic alliances and compensatory purposes to further our growth.

Anti-Takeover Effects of Provisions of our Certificate of Incorporation and Bylaws

Although the board is motivated by business and financial considerations in proposing this Amendment, and not by the threat of any attempt to accumulate shares or otherwise gain control of our company (and the board is not currently aware of any such attempts), stockholders nevertheless should be aware that the overall effect of the increase in the number of our authorized shares of common stock may be to render more difficult or to dissuade a merger, tender offer or other takeover attempt. This would be true even if the given transaction is more favorable to our non-management stockholders. For example, we could use the additional shares of common stock to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of its management. The issuance of a significant amount of additional shares of common stock would effectively dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of our company. However, this proposal is not part of any present plan to adopt a series of amendments having an anti-takeover effect. The following is a description of other anti-takeover provisions in our Certificate of Incorporation and bylaws.

Additionally, our Certificate of Incorporation and bylaws contain provisions which could delay or prevent a third party from acquiring shares of our common stock or replacing members of our board of directors. Our Certificate of Incorporation allows our board of directors to issue shares of preferred stock. Our board of directors can determine the price, rights, preferences, and privileges of those shares without any further vote or action by the stockholders. As a result, our board of directors could make it difficult for a third party to acquire a majority of our outstanding voting stock. Since management is appointed by the board of directors, any inability to effect a change in the board of directors may result in the entrenchment of management.

Further, our bylaws provide that the size of the board of directors shall be fixed as determined from time to time by the board. The directors are to be elected at the annual meeting of the stockholders and each director elected shall hold office until his successor is elected and qualified. Any director or the entire board of directors may be removed, either with or without cause, by the holders of a majority of shares entitled to vote at an election of directors. Subject to the rights of the holders of any series of preferred stock, any vacancies on our board may be filled by the affirmative vote of a majority of the directors then in office. Any additional directorships resulting from an increase in the number of directors may also be filled by the directors. Our bylaws also provide that special meetings of our stockholders may be called only by the chairman of our board of directors or our president or pursuant to a resolution adopted by a majority of the total number of authorized directors. Our bylaws also include advance notice provisions in connection with stockholder proposals that may prevent or hinder any attempt by our stockholders to bring business to be considered by our stockholders at a meeting or replace our board of directors.

We are not aware of any attempt to take control of our company and are not presenting this proposal with the intent that it be utilized as a type of anti-takeover device. The proposal is being made at this time to provide us with greater flexibility to issue shares for general corporate purposes that may be identified in the future.

Interests of Management in this Proposal

Except as described above, none of our directors or executive officers has any direct financial or other personal interest in the authorization of the Amendment described in this proposal other than as stockholders of the company.

Certain Matters Related to this Proposal

We do not intend to solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized by this proposal, except as required by applicable law, regulatory authorities or the Nasdaq Marketplace Rules or the rules of any other exchange or quotation service on which the common stock may then be listed or quoted. If the Amendment is approved by our stockholders, it will become effective upon filing a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. Provided our stockholders approve the Amendment, the board of directors intends to cause the proposed Amendment to our Certificate of Incorporation, to be filed with the Delaware Secretary of State promptly after the stockholders have approved this proposal.

Vote Required and Board Recommendation

The affirmative vote of stockholders holding a majority of the shares of common stock of the company entitled to vote is required for the approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our chief executive officer and chief financial officer (the “Named Executive Officers”), during the fiscal years ended June 30, 2014 and 2013. On February 18, 2015, our board of directors appointed Mr. Ian C. Bonnet as our president and chief executive officer, effective immediately following the departure of Mr. O’Connell Benjamin, whose employment as our president and chief executive officer ended on such date. Information concerning our compensation arrangements with Mr. Bonnet is set forth below under the caption “Employment Agreements with Named Executive Officers”.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (2)	Stock Awards ($)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
O’Connell Benjamin, Former Chief Executive Officer and President (1) (4)	2014	$203,000	$—	$87,000	$169,500	$—	$—	$—	$459,500
	2013	$226,500	$—	$56,188	$120,075	$—	$—	$—	$402,763
William A. Marshall, Chief Financial Officer and Treasurer (4)	2014	$182,000	$—	$78,000	$—	$—	$—	$—	$260,000
	2013	$203,100	$—	$50,375	$—	$—	$—	$—	$253,475

(1)	Mr. Benjamin’s employment with the company ended February 18, 2015. On September 30, 2013, we had entered into an employment agreement with Mr. Benjamin. The agreement was effective as of such date and expired on September 30, 2014. Mr. Benjamin’s base salary was $290,000 per annum. The employment agreement provided that Mr. Benjamin may receive a bonus of up to $75,000 in the event the company achieved cash flow breakeven, as defined in the employment agreement. Moreover, Mr. Benjamin was eligible to receive a one-time bonus of $150,000 if our common stock had a closing price at or above $5.00 for 15 consecutive trading days during our fiscal year ended June 30, 2014. In addition, he was eligible for an additional bonus in the discretion of the Management Resources and Compensation Committee. Such events did not transpire. Subsequently, on November 25, 2014, we entered into a new employment agreement with Mr. Benjamin, the terms and conditions of which are described below under the heading “Employment Agreements with Named Executive Officers”.
(2)	Our Named Executive Officers may receive a performance-based bonus of up to 50% of their base salary if certain performance targets are met, pursuant to their respective employment agreements with us. As of the date hereof, no bonus amounts for fiscal 2014 have been determined or awarded. No bonus amounts were paid for fiscal 2013.
(3)	Reflects the grant date fair value of the options granted during the period that are expected to vest. Estimated value of stock options represents the expense as calculated in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation. A discussion of the methods used to calculate these values may be found in Note 2 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2014. Approximately 300,000 performance based options granted to Mr. Benjamin in fiscal 2014 were forfeited as vesting conditions were not met.
(4)	On February 18, 2010 a compensation modification program was implemented. Pursuant to this program Mr. Benjamin and Mr. Marshall accepted a reduction in their current base salary to 85% of their base salary until such time as the company achieves cash flow breakeven, as defined. This continued through January 14, 2013. On January 15, 2013, a modification to the compensation modification program was implemented. Pursuant to this program, Mr. Benjamin and Mr. Marshall accepted a further reduction in their current base salary to 70% of their base salary until the earlier of (i) such time as the company achieves cash flow breakeven or (ii) January 14, 2014. In January 2014 these agreements were extended through January 15, 2015. In consideration of such agreements, Mr. Benjamin and Mr. Marshall received restricted stock units of the company’s common stock of 62,431 and 55,972 units, respectively, during fiscal 2013 and 66,412 units and 59,542 units, respectively, during fiscal 2014 which will vest as the company achieves cash flow breakeven.

Narrative Disclosure to Summary Compensation Table

A summary of certain material terms of our compensation plans and arrangements is set forth below. Each of the primary elements of our executive compensation is discussed in detail below. In the descriptions below, we highlight particular compensation objectives that we have designed our executive compensation program to address. However, it should be noted that we have designed the various elements of our compensation program to complement each other and thereby collectively serve all of our executive compensation objectives. Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program, to a greater or lesser extent, serves each of our compensation objectives.

Base Salary

The base salaries payable to our named executive officers reflect the initial base salaries that we negotiated with them at the time of their initial employment or promotion and our subsequent adjustments to these amounts to reflect market increases, the growth and stage of development of our company, our executives’ performance and increased experience, any changes in our executives’ roles and responsibilities and other factors. Employment agreements which we have entered into with each of Messrs. Benjamin and Marshall are summarized below.

As described in greater detail below under the caption “Executive Compensation—Employment Agreements with Named Executive Officers” on February 18, 2010, we entered into agreements with each of O’Connell Benjamin, our former chief executive officer and president, and William A. Marshall, our chief financial officer, to implement a compensation modification program approved by the Management Resources and Compensation Committee of the board of directors. Pursuant to these agreements, both of these executives agreed to accept a reduction in their base salary to 85% of their current base salary until such time as we achieve “Cash Flow Breakeven”, as defined in such agreements. In consideration for their agreement to accept a reduction in their base salary, we granted such officers options to purchase such number of shares of common stock as is equal to 15% of their base salary. Accordingly, we granted our former chief executive officer 21,750 options and granted our chief financial officer 19,500 options. The options were granted under the our 2000 Employee Stock Option Plan, are exercisable for a period of ten (10) years at a per share exercise price of $2.02 and shall only vest and become exercisable upon either the date determined that we achieve “cash flow breakeven” or in the event of a termination of employment either without “cause” or for “good reason”, as such terms are defined in the employment agreements previously entered into between us and these executives. On February 4, 2011, we entered into agreements with these executives to continue the foregoing compensation modification program. Pursuant to such agreements, we also granted these executives an equivalent number of new options under our 2010 Employee Stock Option Plan upon comparable terms as in 2010. The options granted to Messrs. Benjamin and Marshall on February 4, 2011 are exercisable at $0.88 per share. On June 21, 2012, we entered into agreements with these executive officers to continue the compensation modification program and granted these officers new options under our 2011 Omnibus Equity Incentive Plan upon comparable terms as in 2011 for the period commencing February 1, 2012 and expiring on September 30, 2013. Accordingly, we granted our former chief executive officer 36,250 options and granted our chief financial officer 32,500 options. The options granted in connection with this amendment are exercisable at $1.30 per share. In addition, in connection with the foregoing, we also amended the vesting for the options granted in February 2010 and 2011 to our employees, including executive officers. The amendment provides that the measurement period to determine whether the vesting criteria of achieving “Cash Flow Breakeven” has been satisfied shall expire at the end of the fiscal quarter ending September 30, 2013.

On January 15, 2013, we entered into agreements with each of our former chief executive officer and our chief financial officer in order to continue the compensation modification program implemented in February 2010. Pursuant to these agreements, both persons agreed to a further reduction in their base salary to 70% of their original base salary commencing January 16, 2013 and continuing until the earlier of (i) such time as the company achieves “cash flow breakeven” or (ii) January 15, 2014. Pursuant to these continuation agreements, the term “cash flow breakeven” is defined to mean that the company has achieved positive cash flow from operations for two consecutive fiscal quarters determined by reference to the revenues and other amounts received by the company from its operations. The term “cash flow from operations”, however, shall not include (a) amounts received from the sale, lease or disposition of (i) fixed or capital assets, except for amounts received in the ordinary course of business; or (ii) any subsidiary company; (b) capital expenditures; (c) interest income and expense; and (d) other non-operating items as determined in accordance with generally accepted accounting principles in the United States as consistently applied during the periods involved. In consideration for these agreements, we granted these executives restricted stock units under our 2011 Omnibus Equity Incentive Plan based on (i) 15% of their base salary for the period commencing January 16, 2013 through September 30, 2013 attributable to the incremental 15% reduction in base salary through the expiration date of the prior salary reduction program; plus (ii) 30% of their base salary for the period commencing October 1, 2013 through January 15, 2014. The number of restricted stock units granted was determined by dividing the total amount of base salary that is reduced pursuant to the new modification agreements by the closing price of our common stock on the date of grant. Based on the foregoing, we granted our former chief executive officer 62,431 restricted stock units and our chief financial officer 55,972 restricted stock units.

Effective January 15, 2014 we entered unto new agreements with these executives in order to continue the program until the earlier of (i) such time as the company achieves “cash flow breakeven” or (ii) January 15, 2015. Based on the foregoing, we granted our former chief executive officer 66,412 restricted stock units and our chief financial officer 59,542 restricted stock units. The restricted stock units shall only vest upon either the date determined that the company achieves cash flow breakeven, as defined above, or in the event of a termination of employment either without “cause” or for “good reason”, as such terms were defined in the employment agreements we previously entered with each such officer. In addition, in January 2013, we also amended the vesting for the options granted in February 2010 and 2011 and June 2012 to our employees, including executive officers, under the compensation modification program. The amendment eliminated the specific measurement period to determine whether the vesting criterion of achieving “cash flow breakeven performance” has been satisfied.

During the fiscal year ended June 30, 2014, the base salary of Mr. Benjamin was $203,000, reflecting the impact of the salary modification agreements discussed above. During fiscal 2014, the base salary of Mr. Marshall was $182,000, also reflecting the salary modification agreements discussed above.

Equity Compensation

Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with our company. Stock options are earned on the basis of continued service to us and generally vest over three years, beginning with one-third vesting one year after the date of grant with the balance then vesting in equal monthly installments over the following two year period. Such vesting is intended as an incentive to such executive officers to remain with us and to provide a long-term incentive. However, we have also sought to base vesting of options on overall corporate performance. For example, as discussed above, the options granted to our named executive officers in connection with the compensation modification agreements they entered into with us in February 2010, February 2011 and June 21, 2012 and the restricted stock units awarded in January 2013 and January 2014, will vest either on the date determined that we achieve Cash Flow Breakeven or in the event of a termination of employment either without “cause” or for “good reason”, as such terms are defined in their employment agreements with us.

Options are generally exercisable for a limited period of time after termination of employment (other than termination for cause) if vested, subject to certain rights that were negotiated in connection with the employment agreements we entered into with our named executive officers. We do not require that any portion of the shares acquired be held until retirement, we do not have a policy prohibiting a director or executive officer from hedging the economic risks of his or her stock ownership and we do not have any minimum stock ownership requirements for executive officers. Stock options have been granted pursuant to our 2000 Employees Stock Option Plan (the “2000 Plan”), our 2010 Employee Stock Option Plan (the “2010 Plan”), and our 2011 Omnibus Equity Incentive Plan (the “2011 Plan”). See “Payments Upon Termination or Change-in-Control” for a discussion of the change-in-control provisions related to stock awards. The exercise price of each stock option granted under our equity compensation plans is based on the fair market value of our common stock on the grant date and the Management Resources and Compensation Committee may set the exercise price of the options granted to our named executive officers at a price equal to or greater than the fair market value in order to reinforce the incentive nature of the award. Options granted in fiscal 2014 have an exercise price equal to the market price on the grant date, which was considered appropriate by the Management Resources and Compensation Committee based on the market price of our common stock.

During our 2014 fiscal year, restricted stock units were granted to our named executive officers in connection with the compensation modification agreements, described in greater detail above. We also granted options to Mr. Benjamin during fiscal 2014 in connection with the extension of his employment agreement described in greater detail below.

Employment Agreements with Named Executive Officers

The following are summaries of the employment agreements with our named executive officers, including our new chief executive officer. The agreements provide the general framework and some of the specific terms for the compensation of the named executive officers. See “Payments Upon Termination or Change-in-Control” below for a discussion of payments due to our named executive officers upon the termination of his employment or a change-in-control of our company.

As described above, effective January 15, 2014, we entered into agreements with each of our former chief executive officer and our current chief financial officer, in order to continue a compensation modification program approved by the Management Resources and Compensation Committee of the board of directors as amended on January 15, 2013. Pursuant to these agreements, both executives agreed to continue the reduction in their base salary to 70% of their current base salary until the earlier of (i) such time as we achieve cash flow breakeven or (ii) January 15, 2015. See “Narrative Disclosure to Summary Compensation Table – Base Salary”.

Employment Offer Letter for Ian C. Bonnet as President and CEO

We entered into an employment letter dated February 18, 2015 (the “Employment Letter”) with Ian C. Bonnet, our new president and chief executive officer, which discusses the terms of his employment. The Employment Letter provides that Mr. Bonnet’s employment commences on February 18, 2015 (the “Start Date”) and expires on the six month anniversary of the Start Date. We intend to negotiate with Mr. Bonnet in good faith towards a one year employment agreement prior to the expiration date of the Employment Letter, subject to our ongoing evaluation of his performance and the achievement of performance goals.

Base Salary and Bonus. Mr. Bonnet will receive an annual base salary of payable at the rate of $275,000 per year, subject to annual review. Initially, Mr. Bonnet’s bonus potential will be determined by the Management Resources and Compensation Committee of the board in its sole discretion and based upon its assessment of the company’s achievement of performance conditions.

Initial Equity Grant. Mr. Bonnet was granted an initial equity award under our 2011 Omnibus Equity Incentive Plan (the “2011 Plan”) consisting of 250,000 restricted stock units (the “Initial RSUs”). The Initial RSUs vest as follows: (i) 150,000 shares of our common stock covered by the Initial RSUs are vested on the Start Date and (ii) 100,000 shares of our common stock covered by the Initial RSUs shall vest on the six month anniversary of the Start Date, provided that the following conditions have occurred: (A) Mr. Bonnet shall continuously remain in our employment during the initial term, (B) he shall have entered into a new employment agreement (or an amendment to the original agreement) no later than the six month anniversary of the Start Date which shall provide for an employment term of at least twelve (12) months, and (C) he shall have submitted a restructuring plan for the company to the board which has been approved by the board for implementation. Subsequently, Mr. Bonnet will be eligible to receive grants of additional equity awards under the 2011 Plan in the Management Resources and Compensation Committee’s discretion. The employment letter also provides that the Initial RSUs will be eligible for accelerated vesting if within 90 days of a change in control, as such term is defined in the 2011 Plan, Mr. Bonnet’s employment is terminated or his title, position or responsibilities is materially reduced and he terminates his employment, then the company will accelerate the vesting of the Initial RSUs such that all of the shares subject to the Initial RSUs shall be deemed fully vested on the termination date.

Severance Terms. If we terminate Mr. Bonnet’s employment without cause or if Mr. Bonnet resigns for “good reason” (each as defined in the Employment Letter), we will pay him severance benefits including, among other things, (i) the accrued compensation and (ii) subject to (A) his ongoing compliance with the employee assignment and confidentiality agreement we entered into with him, (B) his execution of a general release in favor of the company, and (C) resignation from the board (and any committees thereof), a severance payment of an amount equal to 33.3% of the base salary payable to him during the initial six month term of the Employment Letter.

Other Benefits and Terms. We will reimburse Mr. Bonnet for reasonable temporary living expenses incurred during the initial six month term of the Employment Letter in additional to other reasonable business-related expenditures. Further, the company and Mr. Bonnet will evaluate the lines of insurance which may be appropriate for it to procure, including key man life insurance and accidental death and dismemberment insurance. Mr. Bonnet has entered into the company’s standard form of Employee Invention Assignment and Confidentiality Agreement.

O’Connell Benjamin

On February 18, 2015, Mr. Benjamin’s employment as our president and chief executive officer terminated.

On September 30, 2013, we entered into a one-year employment agreement (the “2013 Employment Agreement”) with Mr. Benjamin, who was serving as our chief executive officer and president pursuant to which he received a base salary of $290,000 per annum, subject to his agreement to accept 30% of his base salary in the form of restricted stock units in accordance with the terms of a Compensation Modification Agreement entered into with the company as of January 15, 2013 (which was continued pursuant to the January 2014 modification agreement). In addition, pursuant to such employment agreement, Mr. Benjamin was granted options to purchase 600,000 shares of our common stock, of which 300,000 are subject to time-based vesting conditions and 300,000 are subject to performance-based vesting requirements. The options which are subject to time-based vesting conditions vest as follows: (i) 100,000 options vested on the commencement date of the employment agreement and (ii) provided that he remains an employee of the company, an additional 100,000 shares shall vest on each of the one year and two year anniversaries of the commencement date of the 2013 Employment Agreement. The remaining 300,000 options were subject to the following performance-based vesting targets: (i) 150,000 of the performance options will vest in the event that the company (or a subsidiary) executes firm sales contracts resulting in the sale, prior to end of the fiscal year ending June 30, 2014, of at least 8,000 units of the our telehealth products and (ii) a maximum of 150,000 of the performance options will vest in the event that we achieve cashflow breakeven prior to the close of the fiscal year ending June 30, 2014. The performance based options did not vest. The options, to the extent they are vested, are exercisable for a term of ten years. This 2013 Employment Agreement also contained additional performance-based bonus provisions, which were not achieved.

On November 25, 2014, we had entered into a new employment agreement with Mr. Benjamin pursuant to which we continued his employment until September 30, 2015, unless sooner terminated as provided in the agreement. The following is a summary description of the terms of the 2014 employment agreement (the “2014 Employment Agreement”):

•	Under the 2014 Employment Agreement, Mr. Benjamin’s base salary was $290,000 per annum; provided, however, from the commencement date of this employment agreement until the first to occur of (i) January 15, 2015 or (ii) such time as the company achieves cashflow breakeven for two consecutive fiscal quarters, 30% of such base salary shall be paid in equity-based awards granted pursuant to that certain Compensation Modification Agreement dated as of January 15, 2014. Further, in the event that the company and Mr. Benjamin do not enter into an amendment or extension of the 2014 modification agreement (or a new, superseding agreement) prior to its expiration, then the reduction in base salary pursuant to the 2014 modification agreement shall continue through the first to occur of either (i) such time as the company achieves cashflow breakeven for two consecutive fiscal quarters or (ii) the termination date under the new employment agreement; provided, however, that the amount of the continuing salary reduction shall be adjusted to be 15% of base salary.

•	The 2014 Employment Agreement provided for cash-based bonus awards if we achieve certain performance goals. Mr. Benjamin was eligible to receive a bonus of up to $75,000 in cash if we achieved cashflow breakeven. If we achieve cashflow breakeven by the end of the fiscal year ending June 30, 2015, the bonus amount is $75,000. However, if we do not achieve cashflow breakeven until the end of the fiscal quarter ending September 30, 2015, then the bonus potential is $50,000. In addition, Mr. Benjamin was eligible to receive a one-time bonus of $150,000 if our common stock has a closing price at or above $3.00 per share for 15 consecutive trading days during our fiscal year ending June 30, 2015. In addition, Mr. Benjamin was eligible for additional bonuses in the discretion of the Management Resources and Compensation Committee.

•	Under the 2014 Employment Agreement, Mr. Benjamin was also granted options to purchase a maximum of 300,000 shares of the company’s common stock at an exercise price equal to the fair market value of the common stock on the date of execution of the employment agreement. Of the options awarded, options to purchase 100,000 shares were immediately vested and 200,000 options, which were subject to performance-based vesting requirements, did not vest prior to the termination of his employment. The options, to the extent they are vested, are exercisable for a term of ten years, subject to certain limitations following the termination of his employment with the company.

•	In the event of the termination of employment by the company without “cause” or by Mr. Benjamin for “good reason,” as those terms are defined in the employment agreement, or in the event Mr. Benjamin’s employment is terminated due to his disability, he would be entitled to: (a) a severance payment of 12 months of base salary; (b) continued participation in our health and welfare plans until the later of the expiration date of the agreement or the end of the month of the one-year anniversary of the termination of his employment; and (c) all compensation accrued but not paid as of the termination date. Further, in such circumstances, subject to certain limitations concerning the performance options, the conditions to the vesting of any outstanding equity incentive awards granted to him shall be deemed void and all such awards shall be immediately and fully vested and exercisable. See the discussion under the caption “Payments Upon Termination or Change in Control – O’Connell Benjamin” for additional information concerning the recent termination of Mr. Benjamin’s employment.

•	If Mr. Benjamin’s employment is terminated by the company for “cause” or by him without “good reason,” then he is not entitled to any additional compensation or benefits other than his accrued and unpaid compensation.

•	The 2014 Employment Agreement contains confidentiality obligations that survive termination and non-solicitation and non-competition obligations that end on the first anniversary of the date of cessation of Mr. Benjamin’s employment.

William A. Marshall

Mr. Marshall, our chief financial officer and treasurer entered into an at-will employment agreement with us effective as of February 15, 2006. The following is a summary of Mr. Marshall’s employment agreement:

•	Annual base salary of $260,000; however, as described above in greater detail, until the first to occur of (i) January 15, 2015 or (ii) such time as the company achieves cashflow breakeven for two consecutive fiscal quarters, 30% of such base salary shall be paid in equity-based awards granted pursuant to that certain Compensation Modification Agreement dated as of January 15, 2014.

•	Annual bonus targeted at 50% of base salary, in the discretion of the board, or if the board so designates, the Management Resources and Compensation Committee of the board, based on the annual performance of the company, except that the bonus for the fiscal year ending June 30, 2006 was guaranteed, pro rata, from the date his employment commenced. Mr. Marshall was also provided with an allowance of $75,000 for reimbursement of temporary living and relocation expenses and will be covered by health and similar benefits made available to the company’s senior management.

•	Grant of options to purchase 150,000 shares of the our common stock at an exercise price of $9.00, which options vest as follows: 50,000 shares vest on the one-year anniversary of the date of grant and the balance of 100,000 options shall vest monthly, as long as Mr. Marshall continues to be an employee of the company, in equal amounts over the subsequent 24 months.

•	Mr. Marshall will be entitled to a severance payment of 12 months in accordance with the terms of his employment agreement.

•	With respect to the options granted to Mr. Marshall, in the event his employment is terminated by the company without “cause” or by him for “good reason,” then all options granted to him shall become immediately fully vested and the exercise period in which he may exercise such options shall be extended to the duration of the original term of the option. In the event Mr. Marshall’s employment is terminated by Authentidate for “cause,” then all options granted and not exercised as of the termination date shall terminate immediately and be null and void. In the event that Mr. Marshall terminates his employment other than for “good reason,” then the options, to the extent vested as of the termination date, shall remain exercisable in accordance with their terms for a period of three months following the termination date, but in no event after the expiration of the exercise period.

•	The employment agreement contains confidentiality obligations that survive indefinitely and non-solicitation and non-competition obligations that end on the first anniversary of the date of cessation of Mr. Marshall’s employment.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards at June 30, 2014 with respect to the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End Table

	Options Awards(1)							Stock Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date (2)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
O’Connell Benjamin (11)	67,500	—		12.56	01/03/15	62,431	(9)	41,204	—	—
	25,000	—		9.00	08/23/15	66,412	(9)	43,832	—	—
	25,000	—		2.72	08/08/17	—		—	—	—
	50,000	—		2.50	12/05/17	—		—	—	—
	66,667	—	(3)	0.78	05/06/19	—		—	—	—
	—	21,750	(4)	2.02	02/18/20	—		—	—	—
	—	21,750	(5)	0.88	02/04/21	—		—	—	—
	75,000	—		2.28	04/14/21	—		—	—	—
	45,833	4,167	(6)	1.60	09/06/21	—		—	—	—
	—	36,250	(7)	1.30	06/21/22	—		—	—	—
	29,167	20,833	(8)	1.42	09/10/22	—		—	—	—
	100,000	200,000	(10)	0.89	09/30/23	—		—	—	—
William A. Marshall	150,000	—		9.00	02/15/16	55,972	(9)	36,941	—	—
	25,000	—		2.72	08/08/17	59,542	(9)	39,298	—	—
	—	19,500	(4)	2.02	02/18/20	—		—	—	—
	—	19,500	(5)	0.88	02/04/21	—		—	—	—
	—	32,500	(7)	1.30	06/21/22	—		—	—	—

(1)	Stock option grants reported in the table above were granted under, and are subject to, our 2000, 2010 and 2011 Plans. The option expiration date shown above is the normal expiration date, and the last date that the options may be exercised. For each Named Executive Officer, the unexercisable options shown above are also unvested. Unvested shares are generally forfeited if the Named Executive Officer’s employment terminates, except to the extent otherwise provided in an employment agreement. For information regarding the effect on vesting of options on the death, disability or termination of employment of a Named Executive Officer or a change in control of our company, see “Payments Upon Termination or Change in Control” below. If a Named Executive Officer’s employment is terminated by us for cause, options (including the vested portion) are generally forfeited. The exercisable options shown above, and any unexercisable options shown above that subsequently become exercisable, will generally expire earlier than the normal expiration date if the Named Executive Officer’s employment terminates, except as otherwise specifically provided in the Named Executive Officer’s employment agreement. For a description of the material terms of the Named Executive Officer’s employment agreements, see “Employment Agreements with Named Executive Officers” above.
(2)	Effective January 17, 2007, we amended all of the outstanding options held by our employees solely to modify the expiration date to be ten years from the original grant date.
(3)	On May 6. 2009, O’Connell Benjamin was granted 200,000 options. This option grant vests as follows: 66,667 options are subject to the time-based vesting requirements with 33.3% of such amount vesting on the one year anniversary of the grant date and the balance vesting in equal installments of 33.3% on each of the next two anniversaries of the grant date. The remaining 133,333 shares covered by the option award were subject to performance-based vesting conditions and were forfeited since these vesting conditions were not met.
(4)	The options granted on February 18, 2010 were granted in conjunction with the implementation of a compensation modification program. Pursuant to this program Mr. Benjamin and Mr. Marshall accepted a reduction in their current base salary to 85% of their base salary until such time as the company achieves cash flow breakeven. The number of granted options was equal to 15% of their base salary (before the August 2012 one-for-two reverse stock split) and shall only vest and become exercisable upon either the date determined that the company achieves cash flow breakeven or in the event of a termination of employment either for “cause” or “good reason”.

(5)	The options granted on February 4, 2011 were granted in conjunction with the continuation of a compensation modification program. Pursuant to this program Mr. Benjamin and Mr. Marshall continued the reduction in their current base salary to 85% of their base salary until such time as the company achieves cash flow breakeven. The number of granted options was equal to 15% of their base salary (before the one-for-two reverse stock split) and shall only vest and become exercisable upon either the date determined that the company achieves cash flow breakeven or in the event of a termination of employment either for “cause” or “good reason”.
(6)	On September 9, 2011, Mr. Benjamin was granted 150,000 options. This option grant vests as follows: 50,000 options are subject to the time-based vesting requirements with 33.3% of such amount vesting on the one year anniversary of the grant date and the balance vesting in equal monthly installments thereafter. The remaining 100,000 shares covered by the option award were subject to performance-based vesting conditions and were forfeited since these vesting conditions were not met.
(7)	The options granted on June 21, 2012, were granted in conjunction with the continuation of a compensation modification program. Pursuant to this program Mr. Benjamin and Mr. Marshall continued the reduction in their current base salary to 85% of their base salary until such time as the company achieves cash flow breakeven. The number of granted options was equal to 15% of their base salary for the period February 1, 2012 through September 30, 2013 (before the one-for-two reverse stock split) and shall only vest and become exercisable upon either the date determined that the company achieves cash flow breakeven or in the event of a termination of employment either for “cause” or “good reason”.
(8)	On September 10, 2012, Mr. Benjamin was granted 200,000 options. This option grant vests as follows: 50,000 options are subject to the time-based vesting requirements with 33.3% of such amount vesting on the one year anniversary of the grant date and the balance vesting in equal monthly installments thereafter. The remaining 150,000 shares covered by the award were subject to performance-based vesting conditions and were forfeited since the conditions were not met.
(9)	Restricted stock units granted on January 15, 2013 and January 28, 2014, were granted in conjunction with the continuation of a compensation modification program. Pursuant to this program Mr. Benjamin and Mr. Marshall agreed to a further reduction in their current base salary to 70% of their base salary until the earlier of (i) such time as the company achieves cash flow breakeven or (ii) January 15, 2015 under the current agreements. The number of restricted stock units granted was based on the amount of the reduction in base salary and these units shall only vest and become exercisable upon either the date determined that the company achieves cash flow breakeven or in the event of a termination of employment either for “cause” or “good reason”.
(10)	On September 30, 2013, Mr. Benjamin was granted 600,000 options. This option grant vests as follows: 300,000 options are subject to the time based vesting requirements with 33.3% of such amounts vesting on the grant date and the balance vesting in equal installments of 100,000 shares on each of the one year and two year anniversaries of the grant date. The remaining 300,000 shares covered by the award were subject to performance-based vesting conditions and were forfeited since these conditions were not met.
(11)	Excludes 300,000 options granted November 25, 2014 under the 2014 Employment Agreement (of which, 200,000 did not vest prior to the termination of his employment).

Payments upon Termination or Change-in-Control

The discussion below summarizes the benefits that would be paid or accrue to each of the Named Executive Officers in the event of the following hypothetical scenarios: (i) termination without cause, or constructive (“good reason”) termination (including upon the occurrence of a change in control of a company); (ii) termination for cause; (iii) upon an executive’s disability; or (iv) in the event of the executive’s death.

O’Connell Benjamin

The following discussion summarizes the company’s post-termination obligations to Mr. Benjamin arising under its prior employment agreement with him. As stated above, in connection with Mr. Benjamin’s departure from the company in February 2015, the company is presently reviewing its severance obligations to him and the vesting and other post-termination provisions of certain of the unexercised stock options and other unvested stock options and unvested restricted stock units held by Mr. Benjamin as of the effective date of his separation from the company. The company expects to determine Mr. Benjamin’s entitlement to these benefits upon the conclusion of this review.

Death or Disability. Pursuant to the terms of his 2014 Employment Agreement, if Mr. Benjamin’s employment is terminated as a result of his death, Mr. Benjamin or his estate, as applicable, would receive any accrued but unpaid, base salary, bonus and expense reimbursement amounts through the date of his death. If Mr. Benjamin’s employment is terminated as a result of disability, under the 2014 Employment Agreement Mr. Benjamin or his estate, as applicable, would receive (a) any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date on which the disability occurs; (b) a severance payment of 12 months of his base salary in effect on the termination date and (c) continued participation in our benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment. Further, in the event of a termination due to his death or disability, under the 2014 Employment Agreement Mr. Benjamin’s (or his estate’s or legal representative’s) right to purchase shares of common stock pursuant to any stock option or stock option plan to the extent vested as of the termination date shall remain exercisable in accordance with the terms of the equity compensation plan under which such option was granted.

Cause. If Mr. Benjamin’s employment is terminated for cause or he terminates his employment without good reason, he would be entitled to his base salary and expense reimbursement through the date of termination, and he shall have no further entitlement to any other compensation or benefits. In the event of termination for cause, all stock options that have not been exercised as of the date of termination for cause shall be deemed to have expired as of such date. In the event of termination without good reason, options vested as of the date of termination may be exercised for a limited period in accordance with the terms of the equity compensation plan under which such option was granted.

Without Cause or for Good Reason. Under the 2014 Employment Agreement, if Mr. Benjamin’s employment is terminated without cause, by Mr. Benjamin for good reason, or either (1) we fail to timely notify him or our intent to renew his agreement or (2) after providing such notice, we fail to reach an agreement on a new employment agreement with him prior to the expiration date, then we would be obligated to: (a) pay any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date of termination; (b) pay a severance payment equal to 12 months of his base salary in effect on the termination date, but in no event less than $290,000; (c) provide for his continued participation in our benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment. Further, in the event of such a termination event, certain of the options and other equity incentive awards granted to Mr. Benjamin will be deemed vested and shall be exercisable for the duration of their original term, subject to the conditions and limitations of the 2014 Employment Agreement. In addition, pursuant to the compensation modification agreements we entered into with Mr. Benjamin, as described above, each of the option awards and restricted stock units will vest upon either the company achieving cash flow breakeven or in the event of a termination of employment without “cause” or for “good reason”, as such terms are defined in his employment agreement, subject to the limitations described above applicable to the restricted stock units.

Change of Control. In the event of a change of control, under the 2014 Employment Agreement, Mr. Benjamin shall have the right to terminate his employment with us for any reason within a limited period of time of such change of control and such termination shall be deemed for good reason. In such an event, we would be required to pay Mr. Benjamin the amounts described above.

Employee Covenants. In the 2014 Employment Agreement, Mr. Benjamin agreed to keep confidential and not disclose any confidential or proprietary information owned by, or received by or on behalf of, us or any of our affiliates, during the term of the agreement or at any time thereafter. He also agreed to return such confidential and proprietary information to us immediately in the event of any termination of employment. Mr. Benjamin also agreed, during his employment with the company and for a period of one year thereafter, to not in any manner enter into or engage in any business that is engaged in any business directly competitive with our business anywhere in the world, with limited exceptions. Moreover, Mr. Benjamin agreed, during his employment with the company and for a period of 12 months thereafter, to not, directly or indirectly, without our prior written consent: (i) solicit or induce any employee of us or any of our affiliates to leave such employ; or (ii) solicit the business of any customer with respect to products or services that compete directly with the products or services provided or supplied by us.

William A. Marshall

Death or Disability. Pursuant to the terms of his employment agreement, if Mr. Marshall’s employment is terminated as a result of his death, Mr. Marshall or his estate, as applicable, would receive any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date of his death. If Mr. Marshall’s employment is terminated as a result of disability, Mr. Marshall or his estate, as applicable, would receive (a) any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date on which the disability occurs; (b) a severance payment equal to 12 months of his base salary in effect on the termination date and (c) continued participation in our benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment. Further, in the event of a termination due to his death or disability, Mr. Marshall’s (or his estate’s or legal representative’s) right to purchase shares of common stock pursuant to any stock option or stock option plan to the extent vested as of the termination date shall remain exercisable for a period of twelve months following such date, but in no event after the expiration of the exercise period.

Cause. If Mr. Marshall’s employment is terminated for cause or he terminates his employment without good reason, he would be entitled to his base salary, other accrued compensation and expense reimbursement through the date of termination, and he shall have no further entitlement to any other compensation or benefits. All stock options that have not been exercised as of the date of termination for cause shall be deemed to have expired as of such date otherwise, options vested as of the date of termination may be exercised for a period of three months thereafter.

Without Cause or for Good Reason. If Mr. Marshall’s employment is terminated without cause, or by Mr. Marshall for good reason, we would be obligated to: (a) pay any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date of termination; (b) we would be obligated to pay a severance payment of 12 months of his base salary in effect on the termination date; and (c) provide for his continued participation in our benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment. Further, in the event of such a termination event, his right to purchase shares of common stock pursuant to any stock option shall immediately fully vest and become exercisable, and the exercise period in which he may exercise his options shall be extended to the duration of their original term. In addition, pursuant to the compensation modification agreements we entered into with Mr. Marshall, as described above, each of the option awards and restricted stock units will vest upon either the company achieving cash flow breakeven or in the event of a termination of employment without “cause” or for “good reason”, as such terms are defined in his employment agreement, subject to the limitations described above applicable to the restricted stock units.

Change of Control. The benefits Mr. Marshall would receive upon termination without cause or for good reason shall not be adversely affected in the event of a change of control.

Employee Covenants. In his employment agreement, Mr. Marshall agreed to keep confidential and not disclose any confidential or proprietary information owned by, or received by or on behalf of, us or any of our affiliates, during the term of the agreement or at any time thereafter. He also agreed to return such confidential and proprietary information to us immediately in the event of any termination of employment. Mr. Marshall also agreed, during his employment with the company and for a period of one year thereafter, to not in any manner enter into or engage in any business that is engaged in any business directly competitive with our business anywhere in the world, with limited exceptions. Moreover, Mr. Marshall agreed, during his employment with the company and for a period of 12 months thereafter, to not, directly or indirectly, without our prior written consent: (i) solicit or induce any employee of us or any of our affiliates to leave such employ; or (ii) solicit the business of any customer with respect to products or services that compete directly with the products or services provided or supplied by us.

2011 Omnibus Equity Incentive Plan

Adjustments upon Merger or Change in Control. The 2011 Plan provides that in the event of a merger with or into another corporation or “change in control,” including the sale of all or substantially all of our assets, unless otherwise provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, if a participant’s employment or service as a director with such successor company terminates within 24 months following such change in control (or such other period set forth in the award agreement): (i) options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or such other period of time set forth in the award agreement), (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and such awards shall become free of all restrictions, and (iii) the restrictions, limitations and other conditions applicable to any other share-based awards or any other awards shall lapse, and such awards shall become free of all restrictions. However, unless otherwise provided in an award agreement, in the event of a change in control, if the successor company does not assume or substitute for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, then immediately prior to the change in control: (i) those options and stock appreciation rights outstanding as of the date of the change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, and (iii) the restrictions, other limitations and other conditions applicable to any other share-based awards or any other awards that are not assumed or substituted for shall lapse, and such other share-based awards or such other awards shall become free of all restrictions.

Termination of Employment. Under the 2011 Plan, if a grantee’s employment or service is terminated for cause, any unexercised option shall terminate effective immediately upon such termination of employment or service. Except as otherwise provided by in an award agreement, if a grantee’s employment or service terminates on account of death or disability, then any unexercised option, to the extent exercisable on the date of such termination of employment or service, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the option term) by his or her personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution.

The 2011 Plan provides that except as otherwise provided by the Committee in the award agreement, if a grantee’s employment or service terminates for any reason other than for cause, death, disability or pursuant to a change of control, then any unexercised option, to the extent exercisable immediately before the grantee’s termination of employment or service, may be exercised in whole or in part, not later than three (3) months after such termination of employment or service (but only during the option term); and, to the extent that any such option was not exercisable on the date of such termination of employment or service, it will immediately terminate.

Equity Compensation Plans

2011 Omnibus Equity Incentive Plan

At the company’s special meeting of stockholders held on August 23, 2011, our stockholders approved the 2011 Omnibus Equity Incentive Plan (the “2011 Plan”). Our board of directors adopted the 2011 Plan on July 19, 2011, subject to stockholder approval at the special meeting. In May 2014, our stockholders approved an amended to the 2011 Plan to increase the maximum number of shares available for awards under the 2011 Plan. The purpose of the 2011 Plan is to assist us and our subsidiaries in attracting and retaining selected individuals who, serving as our employees, directors, consultants and/or advisors, are expected to contribute to our success and to achieve long-term objectives which will benefit our stockholders through the additional incentives inherent in the awards under the 2011 Plan. The maximum number of shares of our common stock that are available for awards under the 2011 Plan, as amended, (subject to the adjustment provisions of the 2011 Plan) is 6,750,000 shares. Under the 2011 Plan, options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted to eligible participants. Subject to the reservation of authority by our board of directors to administer the 2011 Plan and act as the committee thereunder, the 2011 Plan will be administered by the Management Resources and Compensation Committee (the “Committee”), which has the authority to determine the terms and conditions of awards, and to interpret and administer the 2011 Plan. As of the Record Date, there were outstanding (i) 2,589,095 options to purchase shares under the 2011 Plan, with exercise prices ranging from $0.3295 to $1.80 and (ii) a total of 1,108,185 shares granted pursuant to restricted stock awards and restricted stock units under the 2011 Plan.

The 2011 Plan replaced both the 2001 Director Plan and the 2010 Employee Plan as the company’s vehicle for granting equity awards to its employees, directors and consultants. Accordingly, as of August 23, 2011, all equity awards granted to our employees, directors and eligible consultants will be made pursuant to the 2011 Plan and shares remaining under our existing plans will no longer be available for grants under such plans. Holders of unexercised options granted under the 2001 Director Plan and the 2010 Employee Plan will be able to exercise those options in accordance with the terms of such grants, until the expiration date set forth in their option certificates.

Shares Available. The maximum number of shares of our common stock that are available for awards under the 2011 Plan (subject to the adjustment provisions described under “Adjustments upon Changes in Capitalization” below), as amended on May 1, 2014, is 6,750,000 shares. If any shares of common stock subject to an award under the 2011 Plan, or an award under the 2010 Employee Plan, are forfeited, expire or are settled for cash (in whole or in part), the shares subject to the award may be used again for awards under the 2011 Plan to the extent of the forfeiture, expiration or cash settlement.

Eligibility. Options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted under the 2011 Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory stock options. Awards may be granted under the 2011 Plan to any employee, non-employee member of our board of directors, consultant or advisor who is a natural person and provides services to us or a subsidiary, except for incentive stock options which may be granted only to employees.

Administration. Subject to the reservation of authority by our board of directors to administer the 2011 Plan and act as the committee thereunder, the 2011 Plan will be administered by the Committee. The Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the 2011 Plan.

Stock Options. The Committee may grant either nonstatutory stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the Committee. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the Principal Exchange on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). Options are subject to terms and conditions set by the Committee. Options granted under the 2011 Plan expire no later than 10 years from the date of grant.

Stock Appreciation Rights. The Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the 2011 Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted. The term of an SAR may be no more than 10 years from the date of grant. SARs are subject to terms and conditions set by the Committee. Upon exercise of an SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the 2011 Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock awards, including the number of shares of common stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Restricted Stock Unit Awards. Awards of restricted stock units having a value equal to an identical number of shares of common stock may be granted either alone or in addition to other awards granted under the 2011 Plan and are also available as a form of payment of performance awards granted under the 2011 Plan and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock units, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award. Except as otherwise provided in an award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Other Share-Based Awards. The 2011 Plan also provides for the award of shares of our common stock and other awards that are valued by reference to our common stock or other property (“Other Share-Based Awards”). Other Share-Based Awards may be paid in cash, shares of our common stock or other property, or a combination thereof, as determined by the Committee. The Committee determines the terms and conditions of Other Share-Based Awards, including any conditions for vesting that must be satisfied.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our common stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Committee. Subject to the share limit and maximum dollar value set forth above under “Limits on Awards to Participants,” the Committee has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

No Repricing. The 2011 Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below, or in connection with a change in control of the company) unless stockholder approval is obtained.

Nontransferability of Awards. No award under the 2011 Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than by will or the laws of descent and distribution, and an award may be exercised during the participant’s lifetime only by the participant or the participant’s estate, guardian or legal representative, except that the Committee may provide in an award agreement that a participant may transfer an award without consideration to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Committee.

Amendment and Termination. The 2011 Plan may be amended or terminated by our board of directors except that stockholder approval is required for any amendment to the 2011 Plan which increases the number of shares of common stock available for awards under the 2011 Plan, expands the types of awards available under the 2011 Plan, materially expands the class of persons eligible to participate in the 2011 Plan, permits the grant of options or SARs with an exercise or grant price of less than 100% of fair market value on the date of grant, amends the provisions of the 2011 Plan prohibiting the repricing of options and SARs as described above, increases the limits on shares subject to awards, or otherwise materially increases the benefits to participants under the 2011 Plan. The 2011 Plan will expire on the 10th anniversary of the Effective Date, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Other Option Plans

2010 and 2000 Employee Stock Option Plans

In May 2010, our stockholders approved the 2010 Employee Stock Option Plan (the “2010 Plan”) which provided for the grant of options to purchase up to 5,000,000 shares of our common stock. The 2010 Plan served as our primary equity incentive plan for our employees and other eligible participants until the approval by our shareholders of the 2011 Plan. The board of directors unanimously approved the 2010 Plan on January 20, 2010 and our stockholders approved the 2010 Plan on May 19, 2010. The 2010 Plan and 2000 Plan were administered by the Management Resources and Compensation Committee designated by our board of directors. The board or committee had full authority to interpret the 2010 Plan and 2000 Plan and to establish and amend rules and regulations relating thereto. Under the terms of the 2010 Plan, options granted there under were designated as options which qualify for incentive stock option treatment (“ISOs”) under Section 422 of the Code, or options which do not so qualify (“Non-ISOs”). As of June 30, 2014, there were 421,600 options outstanding under the 2010 Plan, with exercise prices ranging from $0.88 to $2.40. In March 2001, our stockholders approved the 2000 Employees Stock Option Plan (the “2000 Plan”) which, as amended, provided for the grant of options to purchase up to 5,000,000 shares of our common stock. to our employees, until its expiration in 2010. Under the terms of the 2000 Plan, options granted there under were designated as ISOs or Non-ISOs. As of June 30, 2014, there were 1,249,404 options outstanding under the 2000 Plan, with exercise prices ranging from $0.78 to $13.22.

2001 Non-Executive Director Stock Option Plan

In January 2002, our stockholders approved the 2001 Non-Executive Director Stock Option Plan. Awards were granted under the 2001 Director Plan until the approval by our shareholders of the 2011 Plan to (i) non-executive directors as defined and (ii) members of any advisory board we may establish who are not full-time employees of us or any of our subsidiaries. Under the 2001 Director Plan, each non-executive director was automatically be granted an option to purchase 20,000 shares upon joining the board and an option to purchase 5,000 shares each September 1st thereafter, pro rata, based on the time the director has served during the prior year. The term non-executive director refers to those of our directors who are not otherwise a full-time employee of Authentidate or any subsidiary. In addition, each eligible member of an advisory board will receive, upon joining the advisory board, and on each anniversary of the effective date of his appointment, an option to purchase 2,500 shares of our common stock. The 2001 Director Plan expired ten years following its adoption. As of June 30, 2014, there were 110,000 outstanding options granted under the 2001 Director Plan. The options outstanding have exercise prices ranging from $1.16 to $14.30. As stated above, following the approval of the 2011 Plan by our shareholders, no further awards will be granted under the 2001 Plan. The 2001 Director Plan was administered by either our full board of directors or a committee of the board consisting of not less than two officers who are not entitled to participate in the 2001 Director Plan. The administrator had no discretion to determine which non-executive director or advisory board member will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. Options granted under the 2001 Director Plan are not qualified for incentive stock option treatment. The exercise price for options granted under the 2001 Director Plan was 100% of the fair market value of the common stock on the date of grant. The “fair market value” is the closing price of our common stock as reported by Nasdaq.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options under all of our equity compensation plans as of June 30, 2014 which consisted of the 2011 Plan, the 2010 Employee Stock Option Plan, 2000 Employee Stock Option Plan, as amended, and the 2001 Non-Employee Director Stock Option Plan, as amended. Information concerning each of the aforementioned plans is set forth above.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options and Warrants		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (A)(1)
Equity Compensation Plans Approved by Stockholders	4,271,000	(1)	$2.67	(4)	4,180,000	(2)
Equity Compensation Plans Not Approved by Stockholders	1,825,000	(3)	1.56		N/A

Total	6,096,000		$2.34		4,180,000

(1)	Includes 110,000 options issued pursuant to our 2001 Director Plan, as amended, 1,671,000 options issued to employees pursuant to our 2000 Plan and 2010 Plan and 1,580,000 options and 910,000 restricted stock units issued pursuant to our 2011 Plan; but does not include 75,000 options issued under our 2011 Plan on September 1, 2014 and additional options subsequently granted to new members of our board of directors.
(2)	Reflects the remaining options available for issuance as of June 30, 2014 pursuant to our 2011 Plan.
(3)	See Note 12 of Notes to Consolidated Financial Statements included in the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 for information related to common stock purchase warrants issued to certain consultants.
(4)	The calculation of the weighted-average exercise price of the outstanding options excludes shares of common stock included in column (a) that are issuable upon the vesting of then-outstanding RSUs.

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks between the members of our Management Resources and Compensation Committee and any other entity. At present, Messrs. Lucas, Borus and Beauchamp are the members of this committee and Mr. Sheridan served on this committee during the fiscal year ended June 30, 2014 and until his resignation in December 2014. During the fiscal year ended June 30, 2014, none of the members of the Management Resources and Compensation Committee (a) was an officer or employee of the company during the last fiscal year; (b) was formerly an officer of the company or any of its subsidiaries; or (c) had any relationship with the company requiring disclosure under Item 404 of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our common stock. For information concerning employment and indemnification agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation” and “Summary of Non-Executive Director Compensation”.

On August 6, 2009, the board of directors agreed to award options to purchase 250,000 shares of common stock to Mr. J. David Luce, a member of the board of directors as a fee for services rendered in connection with our ExpressMD™ Solutions joint venture (the “Joint Venture”). The options were awarded under our 2000 Plan and are exercisable for a period of ten years at a per share exercise price of $4.00, subject to vesting conditions. The options initially provided that they will vest solely in the event that the Joint Venture (or a successor) achieves revenues in the aggregate amount of at least $5,000,000 prior to the second anniversary of the option grant date (the “Target Date”). In the event such metric is achieved, 125,000 options will vest. The remaining options will vest only if the Joint Venture (or a successor) achieves revenues in the aggregate amount of $10,000,000 prior to the Target Date. Due to the this arrangement, the company’s board of directors determined that Mr. Luce no longer satisfies the criteria for independence under the applicable rules of the Nasdaq Stock Market and accordingly, Mr. Luce resigned from his membership on the company’s Management Resources and Compensation Committee and Nominating and Corporate Governance Committee. Mr. Luce, however, continues to serve as a member of the company’s board of directors. Following earlier amendments to the vesting terms of this option award that extended the Target Date to the fourth anniversary of the date of grant, the company, on August 5, 2013, further amended the vesting terms to provide that the Target Date shall be the sixth anniversary of the date of grant.

As of June 11, 2013, we entered into a securities purchase agreement with certain accredited investors pursuant to which we agreed to issue a total of 665,000 shares of Series D preferred stock and warrants to purchase 6,650,000 shares of common stock. The shares of Series D preferred stock and warrants were sold as units, with each unit consisting of one share of Series D preferred stock and ten warrants. Investors that held an aggregate principal amount of $6,500,000 of senior notes agreed to surrender their notes in consideration of the issuance of the shares of Series D preferred stock and warrants and other investors purchased $150,000 of such securities. At closing, which occurred on June 20, 2013, we received an aggregate of $6,650,000 in cancellation of indebtedness and the $150,000 of additional funds. An aggregate principal amount of $4,850,000 of the senior notes surrendered in this transaction were held by certain of our officers, directors and our largest stockholder, as follows: an entity affiliated with J. David Luce, a member of our board of directors, and his spouse, held an aggregate principal amount of $2,650,000 of senior notes, and O’Connell Benjamin, our chief executive officer and a member of our board of directors at the time of such transaction, and our chief financial officer, William Marshall, each held an aggregate principal amount of $100,000 of senior notes. The parties affiliated with Mr. Luce purchased 265,000 shares of Series D preferred stock and 2,650,000 warrants and each of Mr. Benjamin and Mr. Marshall purchased 10,000 shares of Series D preferred stock and 100,000 warrants. Further, Lazarus Investment Partners LLLP, which was the beneficial owner of approximately 24.9% of our outstanding shares of common stock immediately prior to this transaction, held an aggregate principal amount of $2,000,000 of senior notes. We issued to Lazarus Investment Partners a total of 200,000 shares Series D preferred stock and 2,000,000 warrants. The manager of the general partner of Lazarus Investment Partners, LLLP, is the brother of Dr. Todd A. Borus, a member of our board of directors. In addition, Dr. Todd A. Borus participated in this transaction as an investor and purchased 2,500 shares of Series D preferred stock and 25,000 warrants. As previously reported by the company and as described elsewhere herein, the company has issued the holders of its Series D preferred stock including the related persons noted above, shares of common stock in lieu of the cash payment of dividends on the outstanding shares of Series D preferred stock.

In connection with the Series D preferred stock transaction, our then-serving chief executive officer, O’Connell Benjamin and a member of our board of directors, David Luce, agreed to grant a holder of senior notes an option to require them to purchase from him, commencing October 15, 2013, an aggregate of $350,000 of shares of Series D preferred stock and 350,000 warrants pursuant to the terms and conditions of a Put/Call Option Agreement. Under the Put/Call Option Agreement, if the holder declines to exercise its right to require the sale of these securities to Messrs. Luce and Benjamin, then they shall thereafter have a 30-day right to purchase all of such securities from the holder. Following the exercise of the option right by the holder in November 2013, each of Mr. Luce and Mr. Benjamin acquired 50% of these additional securities. Mr. Luce subsequently transferred the securities acquired upon exercise of this right to an entity affiliated with his sibling.

In addition, in connection with the foregoing, we further amended our Board Nomination and Observer Agreement with Lazarus Investment Partners LLLP. Under this amendment, we again extended by 90 days, to September 19, 2013, the time period within which Lazarus Investment Partners must decide whether to nominate an individual for election to our board of directors. Subsequently, on September 19, 2013, we further amended this agreement to extend Lazarus Investment Partner’s right to nominate an individual to our board by an additional 90 days, to December 18, 2013. In October 2013, Lazarus Investment Partners exercised its appointment right and nominated Mr. Jeffrey A. Beunier to our board. Our board subsequently increased its size to six members and elected Mr. Beunier to serve as a director on October 31, 2014. He was subsequently elected to serve as a director by the company’s stockholders at our May 2014 annual meeting.

On November 11, 2013, we entered into a securities purchase agreement with certain institutional and accredited investors to sell and issue $2.46 million of units of our securities in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder. In the aggregate, we agreed to sell to the investors a total of 2,347,625 shares of common stock and warrants to purchase 774,716 shares of common stock. The shares of common stock and warrants were sold as units, at a price of $1.05 per unit, with each unit consisting of one share of common stock and one warrant to purchase 0.33 shares of common stock. This transaction closed on November 12, 2013. As a result of the consummation of the offering, two affiliated investors, AIGH Investment Partners, L.P. and AIGH Investment Partners, L.L.C., along with the individual who serves as the managing member of the general partner of AIGH Investment Partners, L.P. and the president of AIGH Investment Partners, L.L.C., subsequently filed a report on Schedule 13G indicating that following such transaction, such persons became beneficial owners of in excess of 5% of our common stock. As of the date of this Annual Report on Form 10-K, we believe that such persons no longer beneficially own in excess of 5% of our common stock.

On August 28, 2014, the company entered into a securities purchase agreement with certain accredited and/or institutional investors relating to a registered direct offering by the company for an aggregate of 3,041,454 shares of common stock and warrants to purchase up to an aggregate of 1,003,678 shares of common stock. One of the investors in the offering, Lazarus Investment Partners LLLP, was the beneficial owner of approximately 29.6% of our outstanding shares of common stock immediately prior to the offering, agreed to purchase $500,000 worth of shares of common stock and warrants (704,225 shares and 232,394 warrants). The manager of the general partner of Lazarus Investment Partners, LLLP, is the brother of Dr. Todd A. Borus, a member of our board of directors. Dr. Borus agreed to purchase 33,278 shares of common stock and 10,982 warrants (subscription proceeds of $25,000). Further, Sarah Trent Harris, a family member of Charles C. Lucas, the Chairman of our Board, agreed to purchase 211,268 shares of common stock and 69,718 warrants (subscription proceeds of $150,000). In addition, an entity controlled by Douglas B. Luce, the brother of J. David Luce, a member of our board of directors, agreed to purchase 352,113 shares of common stock and 116,197 warrants (subscription proceeds of $250,000). O’Connell Benjamin, our former chief executive officer agreed to purchase 133,111 shares of common stock and 43,927 warrants (subscription proceeds of $100,000) and William A. Marshall, our chief financial officer, agreed to purchase 66,556 shares of common stock and 21,963 warrants (subscription proceeds of $50,000).

On December 10, 2014, we entered into a Board Nomination Agreement (the “Board Agreement”) with Lazarus Investment Partners, LLLP and certain of its affiliates (the “Lazarus Group”), the beneficial owner of approximately 29.5% of the company’s common stock. Pursuant to the Board Agreement, we granted the

Lazarus Group the right to nominate a second individual for election to our Board and agreed to promptly appoint such nominee as a member of the Board. As discussed above in greater detail, the Lazarus Group designated Mr. Marc A. Horowitz and the company agreed to appoint him to its Board of Directors, effective immediately. Further, under the Board Agreement, we agreed to use our best efforts to include Mr. Horowitz in the company’s slate of nominees recommended for election as a director during a three year designation period, as defined under the Board Agreement. The Board Agreement further provides that if a Board vacancy occurs during the designation period solely because of the death, disability, disqualification, resignation or removal of their designee, the Lazarus Group shall be entitled to designate such person’s successor.

On February 17, 2015, we issued a short-term promissory note (the “Short Term Note”) in the aggregate principal amount of $950,000 to an accredited investor and also issued this investor warrants to purchase an additional 99,500 shares of common stock. The company received funds in the amount of $950,000 from this investor on the same date. The Short Term Note is an unsecured obligation of the company and is not convertible into equity securities of the company. The Short Term Note is due and payable on the first to occur of the one month anniversary of the issue date or the date on which the company receives at least $950,000 in proceeds from equity or debt financing transactions. We are in the process of negotiating an amendment to the Short Term Note to extend the maturity date and the holder of the Short Term Note has waived any default under the Short Term Note through the date hereof due to non-payment pending such negotiations. Interest shall accrue on the Short Term Note at the rate of 0.48% per month and the Short Term Note contains terms and events of default customary for similar transactions. The warrants issued to the holder of the Short Term Note are exercisable for a period of 54 months commencing on the six month anniversary of the date on which they are issued and will have an initial exercise price of $1.01 per share. The exercise price of these warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The holder of the Short Term Note is an entity controlled by Douglas B. Luce, the brother of J. David Luce, a member of our board of directors.

Approval for Related Party Transactions

Although we have not adopted a formal policy relating to the approval of proposed transactions that we may enter into with any of our executive officers, directors and principal stockholders, including their immediate family members and affiliates, our Audit Committee, all of the members of which, are independent, reviews the terms of any and all such proposed material related party transactions. The results of this review are then communicated to the entire board of directors, which has the ultimate authority as to whether or not we enter into such transactions. In approving or rejecting the proposed related party transaction, our Audit Committee and our board of directors shall consider the relevant facts and circumstances available and deemed relevant to them, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. We shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee and our board of directors determine in the good faith exercise of their discretion.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability or other proxy materials, as applicable, with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability or a copy of other proxy materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A number of brokers with account holders who are our stockholders may be “householding” our proxy materials. This means that only one copy of the Notice of Internet Availability (or other proxy materials) may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability or other proxy materials, as applicable, please notify your broker or the company. To contact us, direct your written request to Corporate Secretary, Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922 or call at (908) 787-1700. If you revoke your consent, we will promptly deliver to you a separate copy of the Notice of Internet Availability and, if applicable, our other proxy materials. Stockholders who currently receive multiple copies of the Notice of Internet Availability or other proxy materials, as applicable, at their addresses and would like to request “householding” of their communications should contact their brokers or our corporate secretary.

OTHER BUSINESS

As of the date of this proxy statement, the only business which the board of directors intends to present, and knows that others will present, at the annual meeting is that herein above set forth. If any other matter or matters are properly brought before the annual meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

Bylaw Provisions. In accordance with our bylaws, a stockholder who desires to present a proposal for consideration at next year’s annual meeting must have submitted the proposal no later than the close of business on             , 2015. The submission must include the proposal and a brief statement of the reasons for it, the name and address of the stockholder (as they appear in our stock transfer records), the number of shares beneficially owned by the stockholder and a description of any material interest that the stockholder may have in the proposal. Proposals should be addressed to Corporate Secretary, Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922.

Inclusion in Next Year’s Proxy Statement. Notwithstanding the bylaw provisions, a stockholder who desires to have his, her or its proposal included in next year’s proxy statement must have delivered the proposal to our principal executive offices (at the address noted above) no later than the close of business on             , 2015.

Presentation at Meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit our management to vote proxies in its discretion if (a) our management received notice of the proposal before the close of business on             2015 and advised stockholders in next year’s proxy statement about the nature of the matter and how it intends to vote on such matter, or (b) our management does not receive notice of the proposal prior to the close of business on             , 2015.

ADDITIONAL INFORMATION

For further information about Authentidate Holding Corp., please refer to our annual report on Form 10-K for the fiscal year ended June 30, 2014 and our subsequently filed quarterly reports on Form 10-Q. Each such report is publicly available on our website at www.authentidate.com. You may also obtain a copy of such reports by sending a written request to our Chief Financial Officer, Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of common stock of Authentidate entitled to vote at the annual meeting of stockholders.

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, as well as the regional offices of the SEC located at 3 World Financial Center, New York, New York 10281. Copies of such materials can be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

By Order of the Board of Directors

Dated: April , 2015	Victor J. DiGioia, Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR TELEPHONE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED CERTIFICATE OF INCORPORATION

OF

AUTHENTIDATE HOLDING CORP.

Pursuant to Section 242

of the General Corporation Law of

the State of Delaware

Authentidate Holding Corp. (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

FIRST:	That the Board of Directors of said Corporation adopted a resolution proposed and declaring advisable the following amendments to the Certificate of Incorporation of said Corporation:

RESOLVED, that the Certificate of Incorporation of Authentidate Holding Corp., be amended by changing Article “FOURTH (A)” thereof so that, as amended, said Article “FOURTH (A)” shall be and read as follows:

FOURTH: (A) Authorized Capital Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is ONE HUNDRED AND FIFTY-FIVE MILLION (155,000,000) shares, consisting of ONE HUNDRED AND FIFTY MILLION (150,000,000) shares of Common Stock, par value $.001 per share (hereinafter, the “Common Stock”), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $.10 per share (hereinafter, the “Preferred Stock”), of which (i) 28,000 shares have been designated as Series B Preferred Stock and (ii) 665,000 shares have been designated as Series D Convertible Preferred Stock. Preferred Stock may be issued from time to time in one or more series. Subject to the other provisions of this Certificate of Incorporation and any limitations prescribed by law, the Board of Directors of the Corporation (the “Board”) is authorized to provide for the issuance of and issue shares of Preferred Stock in series and, by filing a certificate pursuant to the laws of the State of Delaware, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The relative rights, preferences and limitations of shares of undesignated Preferred Stock shall be as provided in sub-paragraph C of this Article FOURTH.

SECOND:	That at a meeting and vote of stockholders, duly held on , 2015, upon notice and in accordance with Section 222 of the General Corporation Law of the State of Delaware, a majority of stockholders have given consent to said amendment.

THIRD:	That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:	That this Certificate of Amendment of the Certificate of Incorporation shall be effective on the date of filing with the Secretary of the State of Delaware.

IN WITNESS WHEREOF, Authentidate Holding Corp. has caused this certificate to be signed by its Chief Executive Officer and President this      day of May, 2015.

AUTHENTIDATE HOLDING CORP.

By
Ian C. Bonnet,
Chief Executive Officer and President

1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK « « « EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

AUTHENTIDATE HOLDING CORP.	Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on May 27, 2015.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided

▲ FOLD HERE — DO NOT SEPARATE — INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	☒
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, AND 4 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
1.	Election of Directors

	(1) Charles C. Lucas (2) Ian C. Bonnet (3) J. David Luce	FOR all Nominees listed to the left ☐	WITHOUT AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

(4) Todd A. Borus (5) Jeffery Beunier
(6) Roy E. Beauchamp
(7) Marc A. Horowitz

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

		FOR	AGAINST	ABSTAIN
2.	An Advisory vote regarding the approval of compensation paid to our named executive officers	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Ratification of independent registered public accounting firm.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Approval of an amendment to our Amended Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 100,000,000 to 150,000,000 shares.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature, if held jointly	Date	,	2015.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held May 28, 2015

The proxy statement and our 2014 Annual Report to Stockholders are available at http://www.cstproxy.com/authentidate/2015

▲ FOLD HERE — DO NOT SEPARATE — INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AUTHENTIDATE HOLDING CORP.

The undersigned appoints Charles C. Lucas and Ian C. Bonnet and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Authentidate Holding Corp. held of record by the undersigned at the close of business on April 8, 2015 at the Annual Meeting of Stockholders of Authentidate Holding Corp., to be held on May 28, 2015, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(continued and to be marked, dated and signed, on the other side)